UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08282

Loomis Sayles Funds I

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Susan McWhan Tobin, Esq.

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2139

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Loomis Sayles Bond Fund
Loomis Sayles Investment Grade Fixed Income Fund
Annual Report
December 31, 2023
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission (SEC) has adopted new regulations that will result in changes to the design and delivery of annual and semiannual shareholder reports. Beginning in July 2024, Funds will be required by the SEC to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that is currently being provided. If you would like to receive shareholder reports and other communications from the Funds electronically, instead of by mail, you may make that request at www.icsdelivery.com/loomissayles. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

Loomis Sayles Bond Fund

Managers
Matthew J. Eagan, CFA®
Brian P. Kennedy
Elaine M. Stokes*

Symbols
Institutional Class	LSBDX
Retail Class	LSBRX
Admin Class	LBFAX
Class N	LSBNX

*	Effective December 31, 2023, Elaine M. Stokes no longer serves as portfolio manager of the Fund.

Investment Objective
The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

Market Conditions
The bond market finished 2023 with positive total returns, but the favorable end result obscures the elevated volatility that occurred along the way. For most of the year, bonds were under pressure from concerns about persistent inflation and the US Federal Reserve’s (Feds) continued interest rate increases. As late as October, the headline US investment-grade bond indexes were in negative territory on a year-to-date basis amid worries that the Fed would have to keep interest rates “higher for longer.”
This backdrop changed considerably in November and December, as the concerns that had weighed on the market throughout 2023 dissipated rapidly. Inflation continued to decline unabated, despite concerns about rising oil prices in the third quarter. In November, the headline Consumer Price Index came in at inflation rates not seen since early 2021. With inflation receding, the markets grew comfortable with the idea that the Fed was finished raising rates. In December, Fed Chairman Jerome Powell added to the upbeat tone with comments suggesting that rate cuts could begin as early as the first half of 2024. Bond prices took another leg higher in response, erasing all previous losses and helping the fixed-income market close with solid gains for the full year. Income also made a meaningful contribution to total returns thanks to the increase in yields over the past two years.
US Treasuries registered gains for the year, albeit with unusually high volatility brought about by the shifting interest rate outlook. The yield on the two-year note, which came into 2023 at 4.41%, rose as high as 5.19% in mid-October before falling sharply to finish December at 4.23%. The ten-year issue took a similar path, moving from 3.88% at the end of 2022 to 4.99% in October and ultimately closing at the same 3.88% level where it began. The yield curve remained inverted for all of 2023, meaning that short-term debt offered higher yields than longer-term issues – an unusual condition that is often seen as a precursor to a recession. However, through the remainder of the year the extent of the inversion gradually receded from its July high.
Corporate bonds delivered a robust gain and outperformed US Treasuries. In addition to benefiting from the drop in Treasury yields in the fourth quarter, the asset class was boosted by the environment of positive economic growth, continued strength in corporate earnings, and investors’ hearty appetite for risk. Corporates’ above-average yield was an additional factor in their positive relative performance.
High-yield corporate bonds logged a double-digit gain in 2023 and strongly outpaced the investment grade market. A large contribution from yield helped results, as did a decline in yield spreads brought about by better-than-expected corporate earnings and investors’ elevated appetite for risk. Senior loans, which typically feature floating rates, benefited from the rising-rate environment in the first ten months of the year and finished as one of the top-performing segments of the bond market.
Securitized assets produced largely positive total returns in 2023. Collateralized loan obligations (CLOs) and commercial asset-backed securities (ABS) delivered particularly strong gains. Portions of the residential mortgage-backed securities (RMBS) market also outperformed. Headwinds facing the commercial real estate sector emerged in the first half of 2023, negatively impacting non-agency commercial mortgage-backed securities’ (CMBS) performance for the full year. Generally, the higher-yielding securitized credit sectors performed best. A challenging supply-and-demand backdrop negatively impacted agency mortgage-backed securities (MBS) as elevated levels of interest-rate volatility continued and historically large buyers of agency MBS (banks and the Fed) pulled back from the market. Still, agency MBS outperformed US Treasuries for the year.
Developed market government bonds generated gains in 2023, although weakness in foreign currencies dampened returns somewhat for US dollar investors. Emerging markets debt outperformed US investment grade bonds thanks to investors’ hearty appetite for risk and the positive economic growth trends for many countries in the asset class.
Performance Results
For the 12 months ended December 31, 2023, Institutional Class shares of the Loomis Sayles Bond Fund returned 8.05% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Government/Credit Bond Index, which returned 5.72%.
1 |

Explanation of Fund Performance
The overall fixed income markets posted strong returns in 2023 with the Fund outperforming its index, mostly due to positive security selection. Both high yield and investment grade credit were contributors to performance over the year. Within high yield credit, our higher conviction names in the communication and consumer cyclical space were positive. For investment grade credit, select names in the energy, banking and insurance were positive. Securitized credit was also beneficial given the asset class’s shorter duration profile, where holdings in ABS and CLOs aided returns.
Exposure to emerging market credit was negative during the year. Underperformance was derived primarily from holdings in Chinese property names as this sector has remained under continued pressure. An allocation to convertibles was also a detractor, led by select names in the communications and transportation space.
Outlook
US inflation — while still above the Fed’s 2% target — continued to decline from its mid-2022 peak and provided the Fed with enough flexibility in December 2023 to signal the tightening cycle is over. Fed Chair Jerome Powell sent a clear message to investors that he did not want to restrict the economy longer than necessary and stated that interest rate cuts would occur over the next year. This fueled a bond market rally in the second half of the fourth quarter, which saw the 10-year US Treasury yield fall to 3.88% at year-end after peaking at 4.99% on October 19, 2023. Optimism for Fed cuts and the potential for a soft landing also drove a rally in risk assets. We saw tighter investment grade and high yield spreads, coupled with declining interest rates, which helped to boost fixed income returns, resulting in positive calendar year returns in most fixed income sectors.
In our view, the credit cycle1 is firmly in the ‘late cycle’ stage. Monetary policy is in restrictive territory and lending standards have tightened. Up to this point, the US labor market has been resilient and underpinned consumer spending, while corporate fundamentals have remained stable and supportive of economic activity. Looking forward, we believe that economic growth is decelerating. Our base case calls for below-trend US growth in 2024, however, we do not anticipate a technical recession of back-to-back quarters with negative gross domestic product (GDP). We expect European economic growth to remain stagnant while economic growth in China is showing signs of bottoming, but continues to remain sluggish.
We believe that inflation has peaked and positive real rates should have the effect of slowing growth and continuing to lower inflation over time. The Fed appears to be satisfied with the progress it has made against inflation and now sees labor market/economic softening as an equal risk to inflation, thus the pivot. We believe the market may be too aggressive in pricing in rate cuts for 2024, as we believe it will take longer for core inflation to hit the Fed’s target and that Fed easing may ultimately come in some combination of rate cuts and a slowing of balance sheet normalization. Our view is that inflation will be ‘unstable’ over the long term as secular trends, such as deglobalization, decarbonization and the greenification of energy sources, aging demographics, and growing government deficits, have the potential to keep a floor under inflation but also have the potential to make it more volatile going forward. We expect to see dips in inflation as the cycles progress, but believe we're likely to experience higher lows than what we've experienced over the last 15 years. From an interest rate risk perspective, we believe the 10-year US Treasury range is currently 3.50% - 4.50% and have structured our portfolios for a steeper yield curve, likely driven by a fall in short-term rates as inflation moderates combined with secular trends that could potentially keep a floor under long-term yields.
Corporate fundamentals appear stable and while there has been some recent weakness in broader fundamentals, factors such as leverage and interest coverage ratios remain strong in a historical context, and specific to the high yield market, the maturity wall seems manageable in our opinion through 2025. Our Credit Health Index (CHIN) suggests defaults/losses will remain relatively low, while slowly increasing to more normal levels associated with a ‘late-cycle’ environment. Throughout 2023, we have been monitoring the pace of corporate earnings growth as an indicator of future economic activity. Positive earnings growth in the third quarter of 2023 confirmed our view that earnings would likely trough by the end of the year. The earnings recession experienced over the first half of 2023 was not deep enough to drive the credit cycle into downturn and improving earnings growth should alleviate some pressure for companies to aggressively cut costs through job cuts, in our opinion. Under this scenario, the economic downside is likely a mild or shallow recession, as we believe unemployment will remain low and a healthy consumer combined with stable corporate fundamentals should serve to minimize the potential for a hard landing by providing a floor to economic activity.
We believe that value has returned to fixed income markets and a combination of discount-to-par (positive convexity), favorable yields and an increase in issuer performance dispersion is helping to create opportunities in the bond markets. In our view, bond markets will likely be supported with strong demand as investors sit on record levels of cash that will be seeking yield as the Fed potentially cuts rates on the front end. We are mindful of the risks going forward, such as tighter financial conditions and their impact on the financial system, slower Chinese economic growth, geopolitical risk, the broader economic impact of a further decline in the commercial real estate market, and the upcoming US Presidential election. We believe that much of the turmoil leaves us with a wide range of potential outcomes for growth, inflation and central bank policy response. Based on the uncertain backdrop, we feel it is prudent to maintain a balanced risk profile between interest rate and spread risk. While our average position in liquid reserves was reduced in 2023, we continue to maintain liquidity as we patiently wait for
| 2

Loomis Sayles Bond Fund
opportunities to potentially develop. If volatility increases and we see what we view as more attractive yields and spreads, we would consider redeploying reserves.
1 A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares[1]
December 31, 2013 through December 31, 2023

Average Annual Total Returns —December 31, 2023[1]
	1 Year	5 Years	10 Years	Expense Ratios[3]
				Gross	Net
Institutional Class	8.05%	2.15%	2.10%	0.68%	0.66%
Retail Class	7.83	1.90	1.85	0.93	0.91
Admin Class	7.50	1.66	1.59	1.14	1.14
Class N	8.12	2.22	2.17	0.60	0.60
Comparative Performance
Bloomberg U.S. Government/Credit Bond Index[2]	5.72	1.41	1.97
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
[2]
Bloomberg U.S. Government/Credit Bond Index is the non-securitized component of the Bloomberg U.S. Aggregate Bond Index. The Index includes investment grade, U.S. dollar-denominated, fixed rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities.

[3]
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on
4/30/25. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

3 |

Loomis Sayles Investment Grade Fixed Income Fund

Managers
Matthew J. Eagan, CFA®
Brian P. Kennedy
Elaine M. Stokes*

Symbol
Institutional Class	LSIGX

*	Effective December 31, 2023, Elaine M. Stokes no longer serves as portfolio manager of the Fund.

Investment Objective
The Fund's investment objective is above-average total investment return through a combination of current income and capital appreciation.

Market Conditions
The bond market finished 2023 with positive total returns, but the favorable end result obscures the elevated volatility that occurred along the way. For most of the year, bonds were under pressure from concerns about persistent inflation and the US Federal Reserve’s (Feds) continued interest rate increases. As late as October, the headline US investment-grade bond indexes were in negative territory on a year-to-date basis amid worries that the Fed would have to keep interest rates “higher for longer.”
This backdrop changed considerably in November and December, as the concerns that had weighed on the market throughout 2023 dissipated rapidly. Inflation continued to decline unabated, despite concerns about rising oil prices in the third quarter. In November, the headline Consumer Price Index came in at inflation rates not seen since early 2021. With inflation receding, the markets grew comfortable with the idea that the Fed was finished raising rates. In December, Fed Chairman Jerome Powell added to the upbeat tone with comments suggesting that rate cuts could begin as early as the first half of 2024. Bond prices took another leg higher in response, erasing all previous losses and helping the fixed-income market close with solid gains for the full year. Income also made a meaningful contribution to total returns thanks to the increase in yields over the past two years.
US Treasuries registered gains for the year, albeit with unusually high volatility brought about by the shifting interest rate outlook. The yield on the two-year note, which came into 2023 at 4.41%, rose as high as 5.19% in mid-October before falling sharply to finish December at 4.23%. The ten-year issue took a similar path, moving from 3.88% at the end of 2022 to 4.99% in October and ultimately closing at the same 3.88% level where it began. The yield curve remained inverted for all of 2023, meaning that short-term debt offered higher yields than longer-term issues – an unusual condition that is often seen as a precursor to a recession. However, through the remainder of the year the extent of the inversion gradually receded from its July high.
Corporate bonds delivered a robust gain and outperformed US Treasuries. In addition to benefiting from the drop in Treasury yields in the fourth quarter, the asset class was boosted by the environment of positive economic growth, continued strength in corporate earnings, and investors’ hearty appetite for risk. Corporates’ above-average yield was an additional factor in their positive relative performance.
High-yield corporate bonds logged a double-digit gain in 2023 and strongly outpaced the investment grade market. A large contribution from yield helped results, as did a decline in yield spreads brought about by better-than-expected corporate earnings and investors’ elevated appetite for risk. Senior loans, which typically feature floating rates, benefited from the rising-rate environment in the first ten months of the year and finished as one of the top-performing segments of the bond market.
Securitized assets produced largely positive total returns in 2023. Collateralized loan obligations (CLOs) and commercial asset-backed securities (ABS) delivered particularly strong gains. Portions of the residential mortgage-backed securities (RMBS) market also outperformed. Headwinds facing the commercial real estate sector emerged in the first half of 2023, negatively impacting non-agency commercial mortgage-backed securities’ (CMBS) performance for the full year. Generally, the higher-yielding securitized credit sectors performed best. A challenging supply-and-demand backdrop negatively impacted agency mortgage-backed securities (MBS) as elevated levels of interest-rate volatility continued and historically large buyers of agency MBS (banks and the Fed) pulled back from the market. Still, agency MBS outperformed US Treasuries for the year.
Developed market government bonds generated gains in 2023, although weakness in foreign currencies dampened returns somewhat for US dollar investors. Emerging markets debt outperformed US investment grade bonds thanks to investors’ hearty appetite for risk and the positive economic growth trends for many countries in the asset class.
Performance Results
For the 12 months ended December 31, 2023, Institutional Class shares of the Loomis Sayles Investment Grade Fixed Income Fund returned 8.00% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Government/Credit Bond Index, which returned 5.72%.
| 4

Loomis Sayles Investment Grade Fixed Income Fund
Explanation of Fund Performance
The overall fixed income markets posted strong returns in 2023 with the Fund outperforming its index, mostly due to positive security selection. Bond selection in investment grade corporate credit was a contributor to performance over the year, with select names in the consumer cyclical and banking sectors providing positive returns. Securitized credit was also beneficial given the asset class's shorter duration profile, where holdings in ABS and CLOs aided returns. Within high yield credit, select names in the finance companies sector along with our higher conviction names in the communication space were positive contributors.
Exposure to emerging market credit was negative during the year. Underperformance was derived primarily from holdings in Chinese property names as this sector has remained under continued pressure. An allocation to convertibles was also a detractor, led by select names in the communications and transportation space. The overall allocation to US Treasuries was positive as the Fund was underweight throughout the year. However, treasury futures were used to manage duration, and these positions were detractors.
Outlook
US inflation — while still above the Fed’s 2% target — continued to decline from its mid-2022 peak and provided the Fed with enough flexibility in December 2023 to signal the tightening cycle is over. Fed Chair Jerome Powell sent a clear message to investors that he did not want to restrict the economy longer than necessary and stated that interest rate cuts would occur over the next year. This fueled a bond market rally in the second half of the fourth quarter, which saw the 10-year US Treasury yield fall to 3.88% at year-end after peaking at 4.99% on October 19, 2023. Optimism for Fed cuts and the potential for a soft landing also drove a rally in risk assets. We saw tighter investment grade and high yield spreads, coupled with declining interest rates, which helped to boost fixed income returns, resulting in positive calendar year returns in most fixed income sectors.
In our view, the credit cycle1 is firmly in the ‘late cycle’ stage. Monetary policy is in restrictive territory and lending standards have tightened. Up to this point, the US labor market has been resilient and underpinned consumer spending, while corporate fundamentals have remained stable and supportive of economic activity. Looking forward, we believe that economic growth is decelerating. Our base case calls for below-trend US growth in 2024, however, we do not anticipate a technical recession of back-to-back quarters with negative gross domestic product (GDP). We expect European economic growth to remain stagnant while economic growth in China is showing signs of bottoming, but continues to remain sluggish.
We believe that inflation has peaked and positive real rates should have the effect of slowing growth and continuing to lower inflation over time. The Fed appears to be satisfied with the progress it has made against inflation and now sees labor market/economic softening as an equal risk to inflation, thus the pivot. We believe the market may be too aggressive in pricing in rate cuts for 2024, as we believe it will take longer for core inflation to hit the Fed’s target and that Fed easing may ultimately come in some combination of rate cuts and a slowing of balance sheet normalization. Our view is that inflation will be ‘unstable’ over the long term as secular trends, such as deglobalization, decarbonization and the greenification of energy sources, aging demographics, and growing government deficits, have the potential to keep a floor under inflation but also have the potential to make it more volatile going forward. We expect to see dips in inflation as the cycles progress, but believe we're likely to experience higher lows than what we've experienced over the last 15 years. From an interest rate risk perspective, we believe the 10-year US Treasury range is currently 3.50% - 4.50% and have structured our portfolios for a steeper yield curve, likely driven by a fall in short-term rates as inflation moderates combined with secular trends that could potentially keep a floor under long-term yields.
Corporate fundamentals appear stable and while there has been some recent weakness in broader fundamentals, factors such as leverage and interest coverage ratios remain strong in a historical context, and specific to the high yield market, the maturity wall seems manageable in our opinion through 2025. Our Credit Health Index (CHIN) suggests defaults/losses will remain relatively low, while slowly increasing to more normal levels associated with a ‘late-cycle’ environment. Throughout 2023, we have been monitoring the pace of corporate earnings growth as an indicator of future economic activity. Positive earnings growth in the third quarter of 2023 confirmed our view that earnings would likely trough by the end of the year. The earnings recession experienced over the first half of 2023 was not deep enough to drive the credit cycle into downturn and improving earnings growth should alleviate some pressure for companies to aggressively cut costs through job cuts, in our opinion. Under this scenario, the economic downside is likely a mild or shallow recession, as we believe unemployment will remain low and a healthy consumer combined with stable corporate fundamentals should serve to minimize the potential for a hard landing by providing a floor to economic activity.
We believe that value has returned to fixed income markets and a combination of discount-to-par (positive convexity), favorable yields and an increase in issuer performance dispersion is helping to create opportunities in the bond markets. In our view, bond markets will likely be supported with strong demand as investors sit on record levels of cash that will be seeking yield as the Fed potentially cuts rates on the front end. We are mindful of the risks going forward, such as tighter financial conditions and their impact on the financial system, slower Chinese economic growth, geopolitical risk, the broader economic impact of a further decline in the commercial real estate market, and the upcoming US Presidential election. We believe that much of the turmoil leaves us with a wide range of potential outcomes for growth, inflation and central bank policy response. Based on the uncertain backdrop, we feel it is prudent to maintain a balanced risk profile between interest rate and spread risk. While our average position in liquid reserves was reduced in 2023, we continue to maintain liquidity as we patiently wait for
5 |

opportunities to potentially develop. If volatility increases and we see what we view as more attractive yields and spreads, we would consider redeploying reserves.
1 A credit cycle is a cyclical pattern that follows credit availability and corporate health.

Hypothetical Growth of $3,000,000 Investment in Institutional Class Shares[1]
December 31, 2013 through December 31, 2023

Average Annual Total Returns —December 31, 2023[1]
	1 Year	5 Years	10 Years	Expense Ratios[3]
				Gross	Net
Institutional Class	8.00%	2.35%	2.39%	0.52%	0.52%
Comparative Performance
Bloomberg U.S. Government/Credit Bond Index[2]	5.72	1.41	1.97
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
[2]
Bloomberg U.S. Government/Credit Bond Index is the non-securitized component of the Bloomberg U.S. Aggregate Bond Index. The Index includes investment grade, U.S. dollar-denominated, fixed rate Treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year), government-related issues (i.e., agency, sovereign, supranational, and local authority debt), and corporate securities.

[3]
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on
4/30/25. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

| 6

ADDITIONAL INFORMATION
The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.
All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.
Additional Index Information
This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.
The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.
Proxy Voting Information
A description of the Funds' proxy voting policies and procedures is available without charge, upon request, by calling Loomis Sayles Funds at 800-633-3330; on the Funds’ website at www.loomissayles.com, and on the Securities and Exchange Commission (“SEC”) website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Funds’ website and the SEC website.
Quarterly Portfolio Schedules
The Loomis Sayles Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at loomissayles.com. A hard copy may be requested from the Fund at no charge by calling 800-633-3330.
Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds
In October 2022, the SEC adopted rule and form amendments requiring mutual funds and exchange-traded funds to transmit concise and visually engaging streamlined annual and semiannual reports that highlight key information to shareholders. Other information, including financial statements, will no longer appear in the funds’ shareholder reports but will be available online, delivered free of charge upon request, and filed with the SEC on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.
7 |

Understanding Your Fund's Expenses
As a mutual fund shareholder, you incur two types of costs:  (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service fees ("12b-1 fees"), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.
The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from July 1, 2023 through December 31, 2023. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.
The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning funds. If transaction costs were included, total costs would be higher.
Loomis Sayles Bond Fund	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period* 7/1/2023 – 12/31/2023
Institutional Class
Actual	$1,000.00	$1,053.00	$3.42
Hypothetical (5% return before expenses)	$1,000.00	$1,021.88	$3.36
Retail Class
Actual	$1,000.00	$1,052.00	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.63
Admin Class
Actual	$1,000.00	$1,049.90	$5.99
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	$5.90
Class N
Actual	$1,000.00	$1,053.40	$3.16
Hypothetical (5% return before expenses)	$1,000.00	$1,022.13	$3.11

*
Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement):  0.66%, 0.91%, 1.16% and 0.61% for Institutional Class,
Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half–year (184), divided by 365 (to reflect the half–year period).

Loomis Sayles Investment Grade Fixed Income Fund	Beginning Account Value 7/1/2023	Ending Account Value 12/31/2023	Expenses Paid During Period* 7/1/2023 – 12/31/2023
Institutional Class
Actual	$1,000.00	$1,050.10	$2.74
Hypothetical (5% return before expenses)	$1,000.00	$1,022.53	$2.70

*
Expenses are equal to the Fund's annualized expense ratio (after waiver/reimbursement) of 0.53%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half–year (184), divided by 365 (to reflect the half–year period).

| 8

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 87.3% of Net Assets

Non-Convertible Bonds — 79.9%
	ABS Car Loan — 3.3%
$3,685,000	American Credit Acceptance Receivables Trust, Series 2022-1, Class D, 2.460%, 3/13/2028(a)	$3,544,778
1,470,000	American Credit Acceptance Receivables Trust, Series 2022-4, Class C, 7.860%, 2/15/2029(a)	1,488,257
6,500,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class D, 3.040%, 3/20/2025(a)	6,434,630
3,880,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class C, 4.250%, 2/20/2027(a)	3,687,262
1,745,000	Avis Budget Rental Car Funding AESOP LLC, Series 2021-1A, Class C, 2.130%, 8/20/2027(a)	1,560,057
3,470,000	Avis Budget Rental Car Funding AESOP LLC, Series 2021-2A, Class C, 2.350%, 2/20/2028(a)	3,073,911
1,320,000	Avis Budget Rental Car Funding AESOP LLC, Series 2023-8A, Class C, 7.340%, 2/20/2030(a)	1,346,478
1,255,000	CarMax Auto Owner Trust, Series 2022-1, Class D, 2.470%, 7/17/2028	1,150,935
1,633,651	Carvana Auto Receivables Trust, Series 2021-N3, Class C, 1.020%, 6/12/2028	1,528,437
680,659	Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.720%, 9/11/2028	641,612
5,832,630	Carvana Auto Receivables Trust, Series 2021-N4, Class D, 2.300%, 9/11/2028	5,659,267
7,430,000	Carvana Auto Receivables Trust, Series 2021-P3, Class C, 1.930%, 10/12/2027	6,528,719
3,032,000	Carvana Auto Receivables Trust, Series 2021-P4, Class C, 2.330%, 2/10/2028	2,688,413
1,000,000	Carvana Auto Receivables Trust, Series 2023-N4, Class D, 7.220%, 2/11/2030(a)	1,021,781
4,020,000	Credit Acceptance Auto Loan Trust, Series 2021-3A, Class C, 1.630%, 9/16/2030(a)	3,825,452
8,080,000	Credit Acceptance Auto Loan Trust, Series 2021-4, Class C, 1.940%, 2/18/2031(a)	7,580,039
2,010,000	Exeter Automobile Receivables Trust, Series 2022-6A, Class C, 6.320%, 5/15/2028	2,019,594
Principal Amount (‡)	Description	Value (†)

	ABS Car Loan — continued
$3,820,000	Exeter Automobile Receivables Trust, Series 2023-2A, Class D, 6.320%, 8/15/2029	$3,846,816
2,820,000	First Investors Auto Owner Trust, Series 2022-2A, Class D, 8.710%, 10/16/2028(a)	2,969,765
2,155,000	Ford Credit Auto Lease Trust, Series 2023-B, Class D, 6.970%, 6/15/2028	2,193,853
5,260,000	Foursight Capital Automobile Receivables Trust, Series 2021-2, Class D, 1.920%, 9/15/2027(a)	4,957,070
10,265,000	GLS Auto Receivables Issuer Trust, Series 2021-3A, Class D, 1.480%, 7/15/2027(a)	9,609,652
16,820,000	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D, 2.480%, 10/15/2027(a)	15,732,871
2,915,000	GLS Auto Receivables Issuer Trust, Series 2023-2A, Class D, 6.310%, 3/15/2029(a)	2,935,236
11,029,000	Hertz Vehicle Financing III LLC, Series 2022-1A, Class D, 4.850%, 6/25/2026(a)	10,450,611
2,746,000	Hertz Vehicle Financing III LLC, Series 2022-3A, Class D, 6.310%, 3/25/2025(a)	2,734,033
2,020,000	Hertz Vehicle Financing III LLC, Series 2023-1A, Class D2, 9.130%, 6/25/2027(a)	2,029,771
3,090,000	Hertz Vehicle Financing III LLC, Series 2023-2A, Class D, 9.400%, 9/25/2029(a)	3,140,196
6,495,000	Hertz Vehicle Financing LLC, Series 2022-2A, Class D, 5.160%, 6/26/2028(a)	5,826,792
6,205,000	Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026(a)	5,984,722
882,468	JPMorgan Chase Bank N.A, Series 2021-3, Class D, 1.009%, 2/26/2029(a)	850,816
8,375,000	Prestige Auto Receivables Trust, Series 2022-1A, Class D, 8.080%, 8/15/2028(a)	8,582,390
944,809	Santander Bank Auto Credit-Linked Notes, Series 2021-1A, Class B, 1.833%, 12/15/2031(a)	920,462
5,940,000	Westlake Automobile Receivables Trust, Series 2021-3A, Class D, 2.120%, 1/15/2027(a)	5,658,135
6,320,000	Westlake Automobile Receivables Trust, Series 2023-4A, Class D, 7.190%, 7/16/2029(a)	6,443,117
		148,645,930
See accompanying notes to financial statements.
9 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	ABS Credit Card — 0.1%
$4,035,000	Mission Lane Credit Card Master Trust, Series 2023-B, Class A, 7.690%, 11/15/2028(a)	$4,077,013
	ABS Home Equity — 4.0%
7,610,653	510 Asset-Backed Trust, Series 2021-NPL1, Class A1, 2.240%, 6/25/2061(a)(b)	7,223,283
2,715,000	CoreVest American Finance Ltd., Series 2021-1, Class C, 2.800%, 4/15/2053(a)	2,178,476
4,647,000	CoreVest American Finance Ltd., Series 2021-2, Class C, 2.478%, 7/15/2054(a)	3,717,130
2,280,000	CoreVest American Finance Ltd., Series 2021-3, Class D, 3.469%, 10/15/2054(a)	1,887,714
5,175,000	CoreVest American Finance Ltd., Series 2023-RTL1, Class A1, 7.553%, 12/28/2030(a)(b)	5,185,324
3,716,673	Credit Suisse Mortgage Trust, Series 2021-RPL6, Class M2, 3.125%, 10/25/2060(a)	2,732,924
7,995,000	FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.389%, 8/17/2038(a)	7,136,021
5,272,000	FirstKey Homes Trust, Series 2021-SFR2, Class E1, 2.258%, 9/17/2038(a)	4,645,683
3,120,000	FirstKey Homes Trust, Series 2021-SFR2, Class E2, 2.358%, 9/17/2038(a)	2,742,937
3,131,808	GITSIT Mortgage Loan Trust, Series 2023-NPL1, Class A1, 8.353%, 5/25/2053(a)(b)	3,163,195
1,251,805	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041(a)	1,010,478
12,557,221	Home Partners of America Trust, Series 2021-2, Class E1, 2.852%, 12/17/2026(a)	11,111,883
6,283,422	Home Partners of America Trust, Series 2021-2, Class E2, 2.952%, 12/17/2026(a)	5,553,993
7,004,366	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.750%, 4/25/2061(a)(b)	6,762,062
2,318,145	Legacy Mortgage Asset Trust, Series 2021-GS4, Class A1, 1.650%, 11/25/2060(a)(b)	2,204,692
1,720,000	Mill City Mortgage Loan Trust, Series 2019-GS1, Class M2, 3.250%, 7/25/2059(a)(b)	1,437,361
1,635,000	Progress Residential Trust, Series 2021-SFR4, Class E1, 2.409%, 5/17/2038(a)	1,473,351
Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$1,145,000	Progress Residential Trust, Series 2021-SFR4, Class E2, 2.559%, 5/17/2038(a)	$1,029,720
3,535,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038(a)	3,127,665
925,000	Progress Residential Trust, Series 2021-SFR5, Class E2, 2.359%, 7/17/2038(a)	818,505
4,495,000	Progress Residential Trust, Series 2021-SFR6, Class E1, 2.425%, 7/17/2038(a)	3,994,424
2,300,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038(a)	2,041,801
5,280,000	Progress Residential Trust, Series 2021-SFR7, Class E1, 2.591%, 8/17/2040(a)	4,423,156
1,445,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040(a)	1,185,640
1,705,000	Progress Residential Trust, Series 2021-SFR9, Class E1, 2.811%, 11/17/2040(a)	1,410,689
1,175,000	Progress Residential Trust, Series 2021-SFR9, Class E2, 3.010%, 11/17/2040(a)	971,519
625,000	Progress Residential Trust, Series 2023-SFR2, Class B, 4.500%, 10/17/2028(a)	591,799
5,884,677	PRPM LLC, Series 2021-10, Class A1, 2.487%, 10/25/2026(a)(b)	5,664,738
10,182,290	PRPM LLC, Series 2021-4, Class A1, 1.867%, 4/25/2026(a)(b)	9,945,398
9,113,254	PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026(a)(b)	8,876,758
6,262,587	PRPM LLC, Series 2021-8, Class A1, 1.743%, 9/25/2026(a)(b)	6,031,355
6,608,409	PRPM LLC, Series 2021-9, Class A1, 2.363%, 10/25/2026(a)(b)	6,403,037
9,500,995	PRPM LLC, Series 2022-5, Class A1, 6.900%, 9/27/2027(a)(b)	9,512,895
1,272,798	Redwood Funding Trust, Series 2023-1, Class A, 7.500%, 7/25/2059(a)(b)	1,257,516
6,652,105	Toorak Mortgage Corp. Ltd., Series 2021-1, Class A1, 3.240%, 6/25/2024(a)(b)	6,515,490
99,640	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.750%, 4/25/2055(a)(b)	97,929
3,660,000	Towd Point Mortgage Trust, Series 2016-3, Class M2, 4.000%, 4/25/2056(a)(b)	3,558,103
See accompanying notes to financial statements.
| 10

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$430,000	Towd Point Mortgage Trust, Series 2017-3, Class A2, 3.000%, 7/25/2057(a)(b)	$410,725
1,195,000	Towd Point Mortgage Trust, Series 2019-4, Class M1, 3.500%, 10/25/2059(a)(b)	1,016,854
905,000	Towd Point Mortgage Trust, Series 2020-1, Class A2B, 3.250%, 1/25/2060(a)(b)	766,150
495,000	Towd Point Mortgage Trust, Series 2020-2, Class A2B, 3.000%, 4/25/2060(a)(b)	402,950
2,015,000	Tricon Residential Trust, Series 2021-SFR1, Class E1, 2.794%, 7/17/2038(a)	1,822,656
5,360,000	Tricon Residential Trust, Series 2021-SFR1, Class E2, 2.894%, 7/17/2038(a)	4,837,591
136,286	VCAT LLC, Series 2021-NPL1, Class A1, 5.289%, 12/26/2050(a)(b)	135,675
7,687,799	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051(a)(b)	7,544,375
12,837,741	VCAT LLC, Series 2021-NPL6, Class A1, 1.917%, 9/25/2051(a)(b)	12,548,336
6,187,366	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051(a)(b)	6,029,599
		183,139,555
	ABS Other — 3.0%
4,045,000	Affirm Asset Securitization Trust, Series 2023-B, Class A, 6.820%, 9/15/2028(a)	4,108,636
1,590,708	Aqua Finance Trust, Series 2019-A, Class C, 4.010%, 7/16/2040(a)	1,465,356
2,410,000	Aqua Finance Trust, Series 2021-A, Class B, 2.400%, 7/17/2046(a)	1,984,426
13,505,000	BHG Securitization Trust, Series 2022-A, Class B, 2.700%, 2/20/2035(a)	12,485,556
2,554,057	Castlelake Aircraft Securitization Trust, Series 2018-1, Class B, 5.300%, 6/15/2043(a)	1,961,830
1,115,031	Castlelake Aircraft Structured Trust, Series 2019-1A, Class A, 3.967%, 4/15/2039(a)	971,539
519,167	Elara HGV Timeshare Issuer LLC, Series 2021-A, Class C, 2.090%, 8/27/2035(a)	473,695
1,210,000	Foundation Finance Trust, Series 2023-2A, Class B, 6.970%, 6/15/2049(a)	1,253,720
534,194	FREED ABS Trust, Series 2021-2, Class C, 1.940%, 6/19/2028(a)	528,896
3,495,000	FREED ABS Trust, Series 2021-3FP, Class D, 2.370%, 11/20/2028(a)	3,356,738
Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$3,565,000	FREED ABS Trust, Series 2022-1FP, Class D, 3.350%, 3/19/2029(a)	$3,418,152
16,445,000	Frontier Issuer LLC, Series 2023-1, Class A2, 6.600%, 8/20/2053(a)	16,378,891
48,891	HIN Timeshare Trust, Series 2020-A, Class C, 3.420%, 10/09/2039(a)	46,107
3,645,000	HPEFS Equipment Trust, Series 2022-1A, Class D, 2.400%, 11/20/2029(a)	3,475,810
1,215,000	HPEFS Equipment Trust, Series 2023-2A, Class D, 6.970%, 7/21/2031(a)	1,238,678
2,761,900	Jack in the Box Funding LLC, Series 2019-1A, Class A2II, 4.476%, 8/25/2049(a)	2,623,866
6,742,373	JOL Air Ltd., Series 2019-1, Class A, 3.967%, 4/15/2044(a)	6,134,566
10,531,289	MAPS Trust, Series 2021-1A, Class A, 2.521%, 6/15/2046(a)	9,394,342
1,733,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031(a)	1,697,699
3,210,000	Marlette Funding Trust, Series 2021-3A, Class C, 1.810%, 12/15/2031(a)	3,045,840
8,066,467	MVW LLC, Series 2021-2A, Class C, 2.230%, 5/20/2039(a)	7,337,461
14,166,355	Navigator Aircraft ABS Ltd., Series 2021-1, Class A, 2.771%, 11/15/2046(a)(b)	12,505,605
3,250,000	Nelnet Student Loan Trust, Series 2021-A, Class B2, 2.850%, 4/20/2062(a)	2,650,666
5,485,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036(a)	4,613,837
800,000	Republic Finance Issuance Trust, Series 2021-A, Class C, 3.530%, 12/22/2031(a)	717,564
725,000	SCF Equipment Leasing LLC, Series 2021-1A, Class D, 1.930%, 9/20/2030(a)	669,744
4,060,000	SCF Equipment Leasing LLC, Series 2022-2A, Class C, 6.500%, 8/20/2032(a)	4,052,444
1,003,025	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042(a)	862,856
13,929,487	Slam Ltd., Series 2021-1A, Class A, 2.434%, 6/15/2046(a)	12,226,301
1,440,000	SoFi Consumer Loan Program Trust, Series 2021-1, Class D, 2.040%, 9/25/2030(a)	1,344,701
See accompanying notes to financial statements.
11 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$2,513,447	WAVE Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042(a)	$2,121,636
11,868,386	Willis Engine Structured Trust VI, Series 2021-A, Class A, 3.104%, 5/15/2046(a)	9,962,644
		135,109,802
	ABS Student Loan — 0.5%
1,808,741	College Avenue Student Loans LLC, Series 2021-A, Class C, 2.920%, 7/25/2051(a)	1,636,473
2,157,000	College Avenue Student Loans LLC, Series 2021-C, Class D, 4.110%, 7/26/2055(a)	1,898,464
1,750,000	College Avenue Student Loans LLC, Series 2023-B, Class C, 7.580%, 6/25/2054(a)	1,804,948
654,029	ELFI Graduate Loan Program LLC, Series 2021-A, Class B, 2.090%, 12/26/2046(a)(b)	541,958
2,565,000	Navient Private Education Refi Loan Trust, Series 2021-EA, Class B, 2.030%, 12/16/2069(a)	1,736,730
5,895,000	Navient Private Education Refi Loan Trust, Series 2021-FA, Class B, 2.120%, 2/18/2070(a)	3,848,644
2,120,000	Nelnet Student Loan Trust, Series 2021-DA, Class C, 3.500%, 4/20/2062(a)	1,679,487
863,000	Nelnet Student Loan Trust, Series 2021-DA, Class D, 4.380%, 4/20/2062(a)	671,988
5,735,000	SMB Private Education Loan Trust, Series 2021-B, Class B, 2.650%, 7/17/2051(a)	4,725,649
7,070,000	SMB Private Education Loan Trust, Series 2021-E, Class B, 2.490%, 2/15/2051(a)	5,708,335
		24,252,676
	ABS Whole Business — 0.4%
9,470,000	Applebee's Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.824%, 3/05/2053(a)	9,709,117
2,180,000	FOCUS Brands Funding, Series 2023-2, Class A2, 8.241%, 10/30/2053(a)	2,283,158
3,388,125	Hardee's Funding LLC, Series 2021-1A, Class A2, 2.865%, 6/20/2051(a)	2,798,171
Principal Amount (‡)	Description	Value (†)

	ABS Whole Business — continued
$1,132,800	Planet Fitness Master Issuer LLC, Series 2019-1A, Class A2, 3.858%, 12/05/2049(a)	$1,002,049
201,412	Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2I, 3.251%, 12/05/2051(a)	186,604
		15,979,099
	Aerospace & Defense — 0.5%
9,435,000	Embraer Netherlands Finance BV, 7.000%, 7/28/2030(a)	9,897,277
1,605,000	RTX Corp., 2.375%, 3/15/2032	1,337,526
12,710,000	RTX Corp., 5.150%, 2/27/2033	12,953,332
		24,188,135
	Airlines — 0.1%
2,449,480	American Airlines Pass-Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	2,285,561
2,177,407	American Airlines Pass-Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	2,048,371
		4,333,932
	Automotive — 1.1%
4,310,000	General Motors Financial Co., Inc., 3.100%, 1/12/2032	3,669,391
30,275,000	General Motors Financial Co., Inc., 3.600%, 6/21/2030	27,476,052
1,345,000	General Motors Financial Co., Inc., 5.850%, 4/06/2030	1,387,037
10,060,000	General Motors Financial Co., Inc., 6.400%, 1/09/2033	10,704,873
815,000	General Motors Financial Co., Inc., Series A, (fixed rate to 9/30/2027, variable rate thereafter), 5.750%(c)	722,905
1,305,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(c)	1,205,155
3,305,000	ZF North America Capital, Inc., 6.875%, 4/14/2028(a)	3,435,944
3,490,000	ZF North America Capital, Inc., 7.125%, 4/14/2030(a)	3,707,567
		52,308,924
	Banking — 5.7%
2,160,000	AIB Group PLC, (fixed rate to 9/13/2028, variable rate thereafter), 6.608%, 9/13/2029(a)	2,275,457
20,700,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(c)	15,526,277
15,605,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(c)	10,587,328
See accompanying notes to financial statements.
| 12

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Banking — continued
$21,890,000	Bank of America Corp., (fixed rate to 9/15/2033, variable rate thereafter), 5.872%, 9/15/2034	$22,913,799
17,805,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(c)	13,841,705
47,298,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	40,549,348
14,253,000	BNP Paribas SA, (fixed rate to 8/12/2030, variable rate thereafter), 2.588%, 8/12/2035(a)	11,653,965
6,210,000	CaixaBank SA, (fixed rate to 9/13/2033, variable rate thereafter), 6.840%, 9/13/2034(a)	6,554,096
4,195,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	3,443,737
25,209,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	21,129,188
2,275,000	Deutsche Bank AG, (fixed rate to 12/01/2027, variable rate thereafter), 4.875%, 12/01/2032	2,121,052
3,125,000	ING Groep NV, (fixed rate to 9/11/2033, variable rate thereafter), 6.114%, 9/11/2034	3,277,396
7,940,000	Intesa Sanpaolo SpA, 7.200%, 11/28/2033(a)	8,473,806
3,380,000	Intesa Sanpaolo SpA, (fixed rate to 6/1/2031, variable rate thereafter), 4.198%, 6/01/2032(a)	2,785,864
17,675,000	Morgan Stanley, (fixed rate to 1/19/2033, variable rate thereafter), 5.948%, 1/19/2038	17,874,626
22,550,000	NatWest Group PLC, (fixed rate to 8/28/2030, variable rate thereafter), 3.032%, 11/28/2035	18,761,375
8,885,000	Synchrony Bank, 5.625%, 8/23/2027	8,739,730
605,000	UBS Group AG, (fixed rate to 1/12/2028, variable rate thereafter), 3.869%, 1/12/2029(a)	570,312
5,470,000	UBS Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033(a)	6,723,918
510,000	UBS Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032(a)	434,350
11,645,000	UBS Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028(a)	12,080,756
Principal Amount (‡)	Description	Value (†)

	Banking — continued
$8,545,000	UBS Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033(a)	$9,113,328
22,400,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035(a)	21,066,703
		260,498,116
	Brokerage — 0.1%
5,731,000	Jefferies Financial Group, Inc., 6.250%, 1/15/2036	6,023,704
	Building Materials — 1.3%
45,994,000	Cemex SAB de CV, 3.875%, 7/11/2031(a)	41,135,470
305,000	Cemex SAB de CV, (fixed rate to 3/14/2028, variable rate thereafter), 9.125%(a)(c)	324,825
15,360,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%(a)(c)	14,566,828
4,057,000	Masco Corp., 6.500%, 8/15/2032	4,423,305
		60,450,428
	Cable Satellite — 5.1%
36,985,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034(a)	30,055,010
11,015,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	8,765,559
35,342,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	29,809,645
24,940,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.700%, 4/01/2051	16,221,715
1,438,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.850%, 4/01/2061	896,324
46,770,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.950%, 6/30/2062	29,423,589
6,805,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	6,280,220
5,935,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.125%, 7/01/2049	4,820,102
7,940,000	CSC Holdings LLC, 3.375%, 2/15/2031(a)	5,792,813
See accompanying notes to financial statements.
13 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Cable Satellite — continued
$950,000	CSC Holdings LLC, 4.125%, 12/01/2030(a)	$722,712
815,000	CSC Holdings LLC, 4.500%, 11/15/2031(a)	616,202
46,092,000	CSC Holdings LLC, 4.625%, 12/01/2030(a)	27,752,933
1,665,000	CSC Holdings LLC, 5.000%, 11/15/2031(a)	1,007,325
19,355,000	CSC Holdings LLC, 5.375%, 2/01/2028(a)	17,096,916
1,390,000	CSC Holdings LLC, 5.750%, 1/15/2030(a)	865,275
9,430,000	DISH DBS Corp., 5.125%, 6/01/2029	4,860,128
26,600,000	DISH DBS Corp., 5.250%, 12/01/2026(a)	22,789,550
10,570,000	DISH DBS Corp., 5.750%, 12/01/2028(a)	8,430,632
14,719,000	DISH DBS Corp., 7.750%, 7/01/2026	10,251,931
6,190,000	Time Warner Cable LLC, 4.500%, 9/15/2042	4,857,514
535,000	Time Warner Cable LLC, 5.875%, 11/15/2040	484,281
		231,800,376
	Chemicals — 0.8%
1,995,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030(a)	1,548,446
10,170,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050(a)	7,047,034
4,685,000	Braskem Netherlands Finance BV, 8.500%, 1/12/2031(a)	4,357,050
705,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	739,032
4,425,000	Celanese U.S. Holdings LLC, 6.550%, 11/15/2030	4,677,786
17,680,000	Celanese U.S. Holdings LLC, 6.700%, 11/15/2033	19,175,695
		37,545,043
	Construction Machinery — 0.1%
2,300,000	Ashtead Capital, Inc., 5.500%, 8/11/2032(a)	2,271,996
3,425,000	Ashtead Capital, Inc., 5.550%, 5/30/2033(a)	3,388,873
		5,660,869
	Consumer Cyclical Services — 1.3%
5,655,000	TriNet Group, Inc., 3.500%, 3/01/2029(a)	5,058,933
33,255,000	Uber Technologies, Inc., 4.500%, 8/15/2029(a)	31,724,156
20,723,000	Uber Technologies, Inc., 6.250%, 1/15/2028(a)	20,774,966
		57,558,055
Principal Amount (‡)	Description	Value (†)

	Consumer Products — 0.0%
$1,094,000	Natura Cosmeticos SA, 4.125%, 5/03/2028(a)	$989,316
	Diversified Manufacturing — 0.4%
1,305,000	Ingersoll Rand, Inc., 5.700%, 8/14/2033	1,380,692
1,955,000	Nordson Corp., 5.800%, 9/15/2033	2,075,152
12,205,000	Veralto Corp., 5.450%, 9/18/2033(a)	12,641,557
		16,097,401
	Electric — 0.7%
26,600,240	Alta Wind Holdings LLC, 7.000%, 6/30/2035(a)	22,941,633
4,323,000	Enel Generacion Chile SA, 7.875%, 2/01/2027	4,517,535
5,385,000	Southern Co., 5.700%, 3/15/2034	5,662,453
		33,121,621
	Finance Companies — 6.5%
12,526,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	11,436,094
19,290,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	16,788,659
4,305,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.400%, 10/29/2033	3,696,585
6,395,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.150%, 9/30/2030	6,734,503
3,100,000	AGFC Capital Trust I, 3 mo. USD SOFR + 2.012%, 7.406%, 1/15/2067(a)(b)	1,600,220
17,166,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(c)	15,411,563
5,325,000	Aircastle Ltd., Series A, (fixed rate to 6/15/2026, variable rate thereafter), 5.250%(a)(c)	4,565,183
12,465,000	Ares Capital Corp., 2.875%, 6/15/2028	11,043,154
17,495,000	Ares Capital Corp., 3.200%, 11/15/2031	14,631,356
3,260,000	Aviation Capital Group LLC, 1.950%, 1/30/2026(a)	3,021,499
6,740,000	Aviation Capital Group LLC, 6.250%, 4/15/2028(a)	6,863,881
13,520,000	Aviation Capital Group LLC, 6.750%, 10/25/2028(a)	14,113,941
9,175,000	Barings BDC, Inc., 3.300%, 11/23/2026	8,365,795
22,260,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027	19,777,402
615,000	Blue Owl Capital Corp., 2.625%, 1/15/2027	554,154
See accompanying notes to financial statements.
| 14

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Finance Companies — continued
$12,710,000	Blue Owl Capital Corp., 2.875%, 6/11/2028	$11,156,773
14,750,000	Blue Owl Capital Corp., 4.250%, 1/15/2026	14,251,569
12,680,000	GATX Corp., 5.450%, 9/15/2033	12,758,138
545,000	GATX Corp., 6.050%, 3/15/2034	565,972
4,615,000	Nationstar Mortgage Holdings, Inc., 5.000%, 2/01/2026(a)	4,513,277
2,635,000	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030(a)	2,382,388
11,480,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028(a)	11,038,921
799,000	OneMain Finance Corp., 3.500%, 1/15/2027	739,430
880,000	OneMain Finance Corp., 3.875%, 9/15/2028	778,584
2,415,000	OneMain Finance Corp., 4.000%, 9/15/2030	2,066,649
3,215,000	OneMain Finance Corp., 5.375%, 11/15/2029	3,010,521
10,145,000	OneMain Finance Corp., 7.125%, 3/15/2026	10,335,614
30,029,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026(a)	27,701,752
19,614,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029(a)	17,752,365
28,741,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031(a)	25,277,596
15,738,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033(a)	13,369,879
		296,303,417
	Financial Other — 0.8%
9,560,000	Agile Group Holdings Ltd., 6.050%, 10/13/2025	1,153,223
3,680,000	Central China Real Estate Ltd., 7.250%, 7/16/2024(d)	168,360
1,455,000	Central China Real Estate Ltd., 7.250%, 8/13/2024(d)	67,032
2,565,000	Central China Real Estate Ltd., 7.250%, 4/28/2025(d)	113,706
3,675,000	Central China Real Estate Ltd., 7.500%, 7/14/2025(d)	161,186
945,000	Central China Real Estate Ltd., 7.650%, 8/27/2025(d)	42,960
730,000	Central China Real Estate Ltd., 7.750%, 5/24/2024(d)	32,565
2,815,000	CIFI Holdings Group Co. Ltd., 6.000%, 7/16/2025(d)	182,975
990,000	CIFI Holdings Group Co. Ltd., 6.450%, 11/07/2024(d)	64,350
Principal Amount (‡)	Description	Value (†)

	Financial Other — continued
$7,770,000	Country Garden Holdings Co. Ltd., 3.300%, 1/12/2031(d)	$624,941
36,625,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	30,584,072
19,485,000	Kaisa Group Holdings Ltd., 9.375%, 6/30/2024(d)	631,119
1,845,000	Kaisa Group Holdings Ltd., 9.950%, 7/23/2025(d)	67,822
2,400,000	Kaisa Group Holdings Ltd., 10.500%, 1/15/2025(d)	78,504
24,005,000	Kaisa Group Holdings Ltd., 11.250%, 4/16/2025(d)	690,144
1,305,000	Kaisa Group Holdings Ltd., 11.650%, 6/01/2026(d)	37,519
1,735,000	Kaisa Group Holdings Ltd., 11.700%, 11/11/2025(d)	56,041
5,965,000	Logan Group Co. Ltd., 4.250%, 7/12/2025(d)	387,725
5,148,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(d)	334,620
6,195,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(d)	232,313
400,000	Shimao Group Holdings Ltd., 4.600%, 7/13/2030(d)	14,556
1,515,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(d)	48,889
4,675,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026(d)	181,016
1,465,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(d)	58,600
1,529,014	Sunac China Holdings Ltd., 6.000% PIK or 5.000% Cash, 9/30/2026(a)(e)	186,998
1,529,014	Sunac China Holdings Ltd., 6.250% PIK or 5.250% Cash, 9/30/2027(a)(e)	162,335
3,058,031	Sunac China Holdings Ltd., 6.500% PIK or 5.500% Cash, 9/30/2027(a)(e)	285,467
4,587,047	Sunac China Holdings Ltd., 6.750% PIK or 5.750% Cash, 9/30/2028(a)(e)	363,569
4,587,047	Sunac China Holdings Ltd., 7.000% PIK or 6.000% Cash, 9/30/2029(a)(e)	340,818
2,154,725	Sunac China Holdings Ltd., 7.250% PIK or 6.250% Cash, 9/30/2030(a)(e)	137,342
1,120,000	Times China Holdings Ltd., 5.750%, 1/14/2027(d)	22,490
7,485,000	Times China Holdings Ltd., 6.200%, 3/22/2026(d)	168,413
440,000	Times China Holdings Ltd., 6.750%, 7/08/2025(d)	8,910
3,175,000	Yuzhou Group Holdings Co. Ltd., 6.350%, 1/13/2027(d)	196,279
6,250,000	Yuzhou Group Holdings Co. Ltd., 7.700%, 2/20/2025(d)	389,312
See accompanying notes to financial statements.
15 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Financial Other — continued
$1,585,000	Yuzhou Group Holdings Co. Ltd., 7.850%, 8/12/2026(d)	$101,091
4,025,000	Yuzhou Group Holdings Co. Ltd., 8.300%, 5/27/2025(d)	241,500
		38,618,762
	Food & Beverage — 0.5%
5,695,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029	5,009,290
17,905,000	Pilgrim's Pride Corp., 3.500%, 3/01/2032	15,137,245
995,000	Pilgrim's Pride Corp., 4.250%, 4/15/2031	898,706
		21,045,241
	Gaming — 0.8%
19,755,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031(a)	16,853,291
5,810,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	4,905,106
4,670,000	Light & Wonder International, Inc., 7.000%, 5/15/2028(a)	4,717,523
415,000	Light & Wonder International, Inc., 7.250%, 11/15/2029(a)	424,923
2,325,000	Light & Wonder International, Inc., 7.500%, 9/01/2031(a)	2,425,105
8,621,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026(a)	8,344,473
		37,670,421
	Government Owned - No Guarantee — 0.5%
28,145,000	Petroleos Mexicanos, 5.950%, 1/28/2031	22,473,782
2,735,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 8/05/2029(d)	210,349
5,250,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 1/14/2030(d)	425,828
		23,109,959
	Health Insurance — 0.9%
810,000	Centene Corp., 2.500%, 3/01/2031	674,861
8,940,000	Centene Corp., 2.625%, 8/01/2031	7,417,717
9,506,000	Centene Corp., 3.000%, 10/15/2030	8,232,609
5,870,000	Centene Corp., 3.375%, 2/15/2030	5,266,741
13,295,000	Centene Corp., 4.625%, 12/15/2029	12,746,281
6,470,000	Molina Healthcare, Inc., 3.875%, 5/15/2032(a)	5,653,252
		39,991,461
	Healthcare — 0.6%
135,000	Bausch & Lomb Escrow Corp., 8.375%, 10/01/2028(a)	142,417
28,490,000	HCA, Inc., 5.500%, 6/01/2033	28,937,369
		29,079,786
Principal Amount (‡)	Description	Value (†)

	Home Construction — 0.3%
$12,840,000	PulteGroup, Inc., 6.000%, 2/15/2035	$13,482,745
	Independent Energy — 3.3%
17,555,000	Aker BP ASA, 4.000%, 1/15/2031(a)	16,118,973
1,925,000	Civitas Resources, Inc., 8.625%, 11/01/2030(a)	2,041,890
14,715,000	Continental Resources, Inc., 2.875%, 4/01/2032(a)	11,937,330
45,285,000	Continental Resources, Inc., 5.750%, 1/15/2031(a)	45,079,371
12,510,000	Energian Israel Finance Ltd., 5.875%, 3/30/2031(a)	10,542,152
11,721,000	EQT Corp., 3.625%, 5/15/2031(a)	10,467,674
2,329,000	EQT Corp., 5.000%, 1/15/2029	2,307,158
10,210,000	EQT Corp., 7.000%, 2/01/2030	10,957,780
2,040,000	Matador Resources Co., 6.875%, 4/15/2028(a)	2,069,204
6,591,000	Ovintiv, Inc., 6.500%, 8/15/2034	7,006,680
828,000	Ovintiv, Inc., 6.500%, 2/01/2038	854,017
4,156,000	Ovintiv, Inc., 6.625%, 8/15/2037	4,302,764
553,000	Ovintiv, Inc., 7.200%, 11/01/2031	600,083
1,815,000	Ovintiv, Inc., 7.375%, 11/01/2031	1,999,384
2,285,000	Ovintiv, Inc., 8.125%, 9/15/2030	2,570,564
27,050,000	Sanchez Energy Corp., 6.125%, 1/15/2023(d)	1,825,875
12,420,000	Sanchez Energy Corp., 7.750%, 6/15/2021(d)	838,350
2,150,000	Southwestern Energy Co., 4.750%, 2/01/2032	1,989,206
10,345,000	Var Energi ASA, 8.000%, 11/15/2032(a)	11,582,262
3,125,000	Viper Energy, Inc., 7.375%, 11/01/2031(a)	3,234,375
		148,325,092
	Industrial Other — 0.1%
5,995,000	TopBuild Corp., 4.125%, 2/15/2032(a)	5,333,045
	Leisure — 1.4%
13,160,000	Carnival Corp., 5.750%, 3/01/2027(a)	12,836,705
3,415,000	Carnival Corp., 6.000%, 5/01/2029(a)	3,285,932
1,660,000	Carnival Corp., 7.000%, 8/15/2029(a)	1,733,239
10,030,000	NCL Corp. Ltd., 5.875%, 3/15/2026(a)	9,800,891
7,630,000	NCL Corp. Ltd., 5.875%, 2/15/2027(a)	7,538,669
7,820,000	NCL Corp. Ltd., 8.125%, 1/15/2029(a)	8,168,631
3,695,000	NCL Finance Ltd., 6.125%, 3/15/2028(a)	3,536,972
18,780,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028(a)	18,540,720
		65,441,759
See accompanying notes to financial statements.
| 16

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Life Insurance — 3.6%
$6,099,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	$4,847,500
20,335,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	20,593,494
2,030,000	MetLife, Inc., 9.250%, 4/08/2068(a)	2,279,782
10,175,000	MetLife, Inc., 10.750%, 8/01/2069	13,604,209
57,985,000	Mutual of Omaha Insurance Co., 6.800%, 6/15/2036(a)	61,442,247
38,476,000	National Life Insurance Co., 10.500%, 9/15/2039(a)	49,983,787
12,950,000	NLV Financial Corp., 7.500%, 8/15/2033(a)	13,544,146
		166,295,165
	Lodging — 1.0%
11,490,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032(a)	10,027,424
2,475,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 4.875%, 7/01/2031(a)	2,190,875
8,090,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc., 5.000%, 6/01/2029(a)	7,463,396
6,155,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029(a)	5,423,849
10,440,000	Travel & Leisure Co., 4.500%, 12/01/2029(a)	9,349,907
10,574,000	Travel & Leisure Co., 4.625%, 3/01/2030(a)	9,456,328
		43,911,779
	Media Entertainment — 1.6%
5,896,000	iHeartCommunications, Inc., 4.750%, 1/15/2028(a)	4,535,822
8,005,000	iHeartCommunications, Inc., 5.250%, 8/15/2027(a)	6,360,573
22,040,000	Netflix, Inc., 4.875%, 6/15/2030(a)	22,316,624
2,757,000	Netflix, Inc., 5.375%, 11/15/2029(a)	2,848,309
17,879,000	Netflix, Inc., 6.375%, 5/15/2029	19,439,068
1,280,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 7.375%, 2/15/2031(a)	1,344,179
16,368,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032	14,980,059
		71,824,634
	Metals & Mining — 3.8%
19,906,000	ArcelorMittal SA, 6.750%, 3/01/2041	21,047,105
470,000	ArcelorMittal SA, 7.000%, 10/15/2039	508,405
7,370,000	First Quantum Minerals Ltd., 6.875%, 3/01/2026(a)	6,597,149
31,810,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027(a)	27,033,569
Principal Amount (‡)	Description	Value (†)

	Metals & Mining — continued
$7,157,000	First Quantum Minerals Ltd., 7.500%, 4/01/2025(a)	$6,824,165
23,837,000	Glencore Funding LLC, 2.500%, 9/01/2030(a)	20,408,048
18,511,000	Glencore Funding LLC, 5.700%, 5/08/2033(a)	19,205,509
15,720,000	Glencore Funding LLC, 6.125%, 10/06/2028(a)	16,468,439
15,080,000	Glencore Funding LLC, 6.375%, 10/06/2030(a)	16,189,941
33,380,000	Glencore Funding LLC, 6.500%, 10/06/2033(a)	36,391,485
2,865,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026(a)	1,780,061
		172,453,876
	Midstream — 1.0%
3,435,000	Cheniere Energy Partners LP, 3.250%, 1/31/2032	2,926,729
2,290,000	Cheniere Energy Partners LP, 4.000%, 3/01/2031	2,081,937
1,955,000	Cheniere Energy Partners LP, 4.500%, 10/01/2029	1,869,893
9,050,000	DCP Midstream Operating LP, 6.450%, 11/03/2036(a)	9,623,082
3,745,000	Hess Midstream Operations LP, 4.250%, 2/15/2030(a)	3,445,400
205,000	NGPL PipeCo LLC, 7.768%, 12/15/2037(a)	227,991
5,300,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032	4,829,572
1,365,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	1,325,975
2,635,000	Western Midstream Operating LP, 4.050%, 2/01/2030	2,464,095
3,495,000	Western Midstream Operating LP, 5.250%, 2/01/2050	3,133,479
6,105,000	Western Midstream Operating LP, 5.300%, 3/01/2048	5,312,730
1,130,000	Western Midstream Operating LP, 5.450%, 4/01/2044	1,022,994
840,000	Western Midstream Operating LP, 5.500%, 8/15/2048	749,116
1,090,000	Western Midstream Operating LP, 6.150%, 4/01/2033	1,132,366
3,795,000	Western Midstream Operating LP, 6.350%, 1/15/2029	3,963,536
		44,108,895
	Mortgage Related — 0.0%
3,552	Federal Home Loan Mortgage Corp., 5.000%, 12/01/2031	3,576
See accompanying notes to financial statements.
17 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Natural Gas — 0.1%
$2,620,000	Southern Co. Gas Capital Corp., 5.750%, 9/15/2033	$2,750,991
	Non-Agency Commercial Mortgage-Backed Securities — 1.6%
505,000	BBSG Mortgage Trust, Series 2016-MRP, Class A, 3.275%, 6/05/2036(a)	360,717
11,095,000	BPR Trust, Series 2021-NRD, Class F, 1 mo. USD SOFR + 6.870%, 12.232%, 12/15/2038(a)(b)	9,951,617
7,790,000	BPR Trust, Series 2022-STAR, Class A, 1 mo. USD SOFR + 3.232%, 8.594%, 8/15/2024(a)(b)	7,755,783
110,891	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class AM, 3.416%, 10/15/2045(a)	98,692
149,526	Commercial Mortgage Pass-Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030(a)	130,170
6,710,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037(a)	5,426,444
630,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class C, 4.336%, 9/15/2037(a)	441,394
2,530,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class D, 4.373%, 9/15/2037(a)	1,470,963
5,850,000	DC Commercial Mortgage Trust, Series 2023-DC, Class C, 7.141%, 9/12/2040(a)(b)	5,995,788
4,032,461	Extended Stay America Trust, Series 2021-ESH, Class C, 1 mo. USD SOFR + 1.814%, 7.177%, 7/15/2038(a)(b)	3,966,618
2,898,331	Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD SOFR + 2.364%, 7.727%, 7/15/2038(a)(b)	2,847,368
2,014,382	GS Mortgage Securities Corp. Trust, Series 2013-G1, Class B, 3.721%, 4/10/2031(a)(b)	1,774,953
3,760,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class B, 3.550%, 3/05/2033(a)(b)	2,683,181
435,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class D, 3.784%, 12/15/2047(a)(b)	350,951
6,031,056	Med Trust, Series 2021-MDLN, Class C, 1 mo. USD SOFR + 1.914%, 7.277%, 11/15/2038(a)(b)	5,902,362
2,488,059	Med Trust, Series 2021-MDLN, Class D, 1 mo. USD SOFR + 2.114%, 7.477%, 11/15/2038(a)(b)	2,422,478
Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — continued
$1,705,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class B, 4.077%, 8/15/2046(b)	$992,310
1,295,490	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.277%, 10/15/2030(a)	1,114,679
6,581,966	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 3.954%, 7/15/2046(b)	5,722,589
4,970,000	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B, 3.671%, 11/15/2059(b)	4,208,454
1,456,305	WFRBS Commercial Mortgage Trust, Series 2012-C10, Class B, 3.744%, 12/15/2045	1,256,590
7,750,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B, 4.204%, 8/15/2046(b)	6,310,930
2,915,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	2,258,542
		73,443,573
	Other REITs — 0.1%
4,125,000	EPR Properties, 3.600%, 11/15/2031	3,421,140
	Pharmaceuticals — 2.1%
22,455,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028(a)	13,523,369
9,370,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	8,967,015
7,475,000	Teva Pharmaceutical Finance Netherlands II BV, 7.375%, 9/15/2029, (EUR)	9,012,864
6,270,000	Teva Pharmaceutical Finance Netherlands II BV, 7.875%, 9/15/2031, (EUR)	7,830,941
5,031,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	4,658,201
25,967,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	17,575,714
15,545,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	14,884,335
10,545,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	10,070,964
5,520,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/2029	5,949,241
3,965,000	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 9/15/2031	4,324,154
		96,796,798
See accompanying notes to financial statements.
| 18

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Property & Casualty Insurance — 0.3%
$80,000	MBIA Insurance Corp., 3 mo. USD SOFR + 11.522%, 16.853%, 1/15/2033(f)	$2,800
13,985,000	MBIA Insurance Corp., 3 mo. USD SOFR + 11.522%, 16.916%, 1/15/2033(a)(f)	489,475
17,110,000	Stewart Information Services Corp., 3.600%, 11/15/2031	13,327,399
		13,819,674
	Retailers — 0.8%
4,680,000	Dillard's, Inc., 7.000%, 12/01/2028	4,870,148
7,182,000	Dillard's, Inc., 7.750%, 7/15/2026	7,494,489
2,250,000	Dillard's, Inc., 7.750%, 5/15/2027	2,358,720
15,105,000	Lithia Motors, Inc., 3.875%, 6/01/2029(a)	13,696,005
9,245,000	Marks & Spencer PLC, 7.125%, 12/01/2037(a)	9,283,552
		37,702,914
	Sovereigns — 0.1%
3,840,000	Republic of Uzbekistan International Bonds, 7.850%, 10/12/2028(a)	4,010,419
	Technology — 6.2%
15,580,000	Avnet, Inc., 5.500%, 6/01/2032	15,414,302
8,675,000	Block, Inc., 3.500%, 6/01/2031	7,702,975
4,335,000	Broadcom, Inc., 2.450%, 2/15/2031(a)	3,706,698
3,950,000	Broadcom, Inc., 2.600%, 2/15/2033(a)	3,254,204
11,215,000	Broadcom, Inc., 3.137%, 11/15/2035(a)	9,207,334
7,070,000	Broadcom, Inc., 3.419%, 4/15/2033(a)	6,209,630
10,988,000	Broadcom, Inc., 3.469%, 4/15/2034(a)	9,559,615
13,741,000	Broadcom, Inc., 4.150%, 11/15/2030	13,125,134
3,450,000	Broadcom, Inc., 4.150%, 4/15/2032(a)	3,252,225
8,626,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	7,887,571
1,945,000	CDW LLC/CDW Finance Corp., 3.276%, 12/01/2028	1,782,340
19,353,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	17,152,951
3,178,000	CDW LLC/CDW Finance Corp., 4.250%, 4/01/2028	3,043,504
9,935,000	CommScope Technologies LLC, 5.000%, 3/15/2027(a)	4,135,444
22,085,000	CommScope, Inc., 4.750%, 9/01/2029(a)	14,827,991
19,780,000	Entegris Escrow Corp., 4.750%, 4/15/2029(a)	19,056,325
5,235,000	Gartner, Inc., 3.625%, 6/15/2029(a)	4,725,025
920,000	Gartner, Inc., 3.750%, 10/01/2030(a)	813,253
Principal Amount (‡)	Description	Value (†)

	Technology — continued
$6,145,000	Global Payments, Inc., 2.900%, 11/15/2031	$5,256,366
7,515,000	Global Payments, Inc., 5.400%, 8/15/2032	7,588,252
3,815,000	GTCR W-2 Merger Sub LLC, 7.500%, 1/15/2031(a)	4,031,396
13,265,000	Iron Mountain, Inc., 4.875%, 9/15/2029(a)	12,563,063
10,470,000	Leidos, Inc., 5.750%, 3/15/2033	10,917,885
8,630,000	Marvell Technology, Inc., 2.950%, 4/15/2031	7,541,462
915,000	Marvell Technology, Inc., 5.950%, 9/15/2033	970,257
15,190,000	Micron Technology, Inc., 5.875%, 2/09/2033	15,788,284
39,785,000	Micron Technology, Inc., 5.875%, 9/15/2033	41,379,675
845,000	Seagate HDD Cayman, 4.091%, 6/01/2029	783,011
615,825	Seagate HDD Cayman, 9.625%, 12/01/2032	704,196
1,035,000	Sensata Technologies BV, 5.875%, 9/01/2030(a)	1,028,289
945,000	Sensata Technologies, Inc., 3.750%, 2/15/2031(a)	832,290
13,318,000	VMware LLC, 2.200%, 8/15/2031	11,035,460
6,775,000	Western Digital Corp., 2.850%, 2/01/2029	5,832,435
10,601,000	Western Digital Corp., 4.750%, 2/15/2026	10,399,775
		281,508,617
	Transportation Services — 0.1%
3,580,000	Rand Parent LLC, 8.500%, 2/15/2030(a)	3,424,091
	Treasuries — 12.0%
160,163(g )	Brazil Notas do Tesouro Nacional, Series NTNF, 10.000%, 1/01/2029, (BRL)	32,892,229
151,482,000,000	Indonesia Treasury Bonds, Series 101, 6.875%, 4/15/2029, (IDR)	9,972,435
187,857,000,000	Indonesia Treasury Bonds, Series FR95, 6.375%, 8/15/2028, (IDR)	12,159,156
4,153,011(h )	Mexico Bonos, Series M, 7.500%, 5/26/2033, (MXN)	22,149,311
487,970,000	Republic of South Africa Government Bonds, Series 2035, 8.875%, 2/28/2035, (ZAR)	22,501,173
222,380,000	U.S. Treasury Bonds, 3.250%, 5/15/2042(i)	195,103,703
250,075,000	U.S. Treasury Notes, 4.625%, 6/30/2025	250,670,881
		545,448,888
See accompanying notes to financial statements.
19 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Wireless — 1.2%
$16,680,000	American Tower Corp., 5.900%, 11/15/2033	$17,659,525
8,585,000	IHS Holding Ltd., 5.625%, 11/29/2026(a)	7,449,548
7,160,000	SoftBank Group Corp., 4.625%, 7/06/2028	6,531,066
15,080,000	Sprint Capital Corp., 8.750%, 3/15/2032	18,612,686
5,595,000	T-Mobile USA, Inc., 5.750%, 1/15/2034	5,934,292
		56,187,117
	Wirelines — 0.1%
3,825,000	Cincinnati Bell Telephone Co. LLC, 6.300%, 12/01/2028	3,190,356
	Total Non-Convertible Bonds (Identified Cost $4,039,870,006)	3,640,484,186

Convertible Bonds — 5.8%
	Airlines — 0.4%
20,089,000	Southwest Airlines Co., 1.250%, 5/01/2025	20,299,935
	Cable Satellite — 2.1%
184,765,000	DISH Network Corp., 3.375%, 8/15/2026	97,925,450
	Consumer Cyclical Services — 0.4%
18,940,000	Uber Technologies, Inc., Zero Coupon, 0.000%–5.582%, 12/15/2025(j)	19,259,306
	Electric — 0.3%
13,060,000	PPL Capital Funding, Inc., 2.875%, 3/15/2028(a)	12,648,610
	Financial Other — 0.0%
1,890,065	Sunac China Holdings Ltd., 7.800% PIK or 7.800% Cash, 9/30/2032(a)(e)	141,755
	Gaming — 0.1%
3,339,000	Penn Entertainment, Inc., 2.750%, 5/15/2026	4,324,005
	Healthcare — 0.7%
36,387,000	Teladoc Health, Inc., 1.250%, 6/01/2027	29,906,475
	Leisure — 0.2%
9,795,000	NCL Corp. Ltd., 1.125%, 2/15/2027	9,005,327
	Media Entertainment — 0.2%
7,780,000	Spotify USA, Inc., Zero Coupon, 5.189%–5.873%, 3/15/2026(j)	6,846,400
	Pharmaceuticals — 1.1%
13,963,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	13,761,933
Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — continued
$27,688,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	$28,432,807
6,370,000	Livongo Health, Inc., 0.875%, 6/01/2025	5,955,440
		48,150,180
	Retailers — 0.2%
2,540,000	Etsy, Inc., 0.125%, 9/01/2027	2,160,524
7,875,000	Etsy, Inc., 0.250%, 6/15/2028	6,304,725
		8,465,249
	Technology — 0.1%
7,845,000	Unity Software, Inc., Zero Coupon, 7.084%–8.213%, 11/15/2026(j)	6,519,195
	Total Convertible Bonds (Identified Cost $379,036,131)	263,491,887

Municipals — 1.6%
	Virginia — 1.6%
86,930,000	Tobacco Settlement Financing Corp., 6.706%, 6/01/2046 (Identified Cost $86,294,794)	74,680,850
	Total Bonds and Notes (Identified Cost $4,505,200,931)	3,978,656,923

Collateralized Loan Obligations — 4.3%
9,977,000	522 Funding CLO Ltd., Series 2018-3A, Class DR, 3 mo. USD SOFR + 3.362%, 8.777%, 10/20/2031(a)(b)	9,964,479
7,140,000	AGL CLO 12 Ltd., Series 2021-12A, Class B, 3 mo. USD SOFR + 1.862%, 7.277%, 7/20/2034(a)(b)	7,108,870
7,240,000	AGL CLO 12 Ltd., Series 2021-12A, Class D, 3 mo. USD SOFR + 3.112%, 8.527%, 7/20/2034(a)(b)	7,063,631
1,805,000	AGL CLO 7 Ltd., Series 2020-7A, Class DR, 3 mo. USD SOFR + 3.362%, 8.756%, 7/15/2034(a)(b)	1,791,121
7,810,000	AIMCO CLO 12 Ltd., Series 2020-12A, Class AR, 3 mo. USD SOFR + 1.170%, 6.573%, 1/17/2032(a)(b)	7,801,761
3,955,000	ARES Loan Funding I Ltd., Series 2021-ALFA, Class D, 3 mo. USD SOFR + 3.262%, 8.656%, 10/15/2034(a)(b)	3,900,615
5,225,000	Bain Capital Credit CLO Ltd., Series 2017-2A, Class DR2, 3 mo. USD SOFR + 3.362%, 8.740%, 7/25/2034(a)(b)	5,224,587
1,340,000	Ballyrock CLO Ltd., Series 2019-2A, Class A2R, 3 mo. USD SOFR + 1.662%, 7.029%, 11/20/2030(a)(b)	1,333,812
See accompanying notes to financial statements.
| 20

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)

$2,245,000	Benefit Street Partners CLO XVI Ltd., Series 2018-16A, Class DR, 3 mo. USD SOFR + 3.262%, 8.664%, 1/17/2032(a)(b)	$2,229,464
5,790,000	Carlyle U.S. CLO Ltd., Series 2016-4A, Class A2R, 3 mo. USD SOFR + 1.712%, 7.127%, 10/20/2027(a)(b)	5,785,646
5,225,000	CarVal CLO III Ltd., Series 2019-2A, Class DR, 3 mo. USD SOFR + 3.212%, 8.627%, 7/20/2032(a)(b)	5,123,480
10,050,000	Clover CLO LLC, Series 2021-1A, Class D, 3 mo. USD SOFR + 3.212%, 8.624%, 4/22/2034(a)(b)	9,995,559
5,605,000	Clover CLO LLC, Series 2021-2A, Class D, 3 mo. USD SOFR + 3.312%, 8.727%, 7/20/2034(a)(b)	5,592,512
6,075,000	Crown City CLO I, Series 2020-1A, Class CR, 3 mo. USD SOFR + 3.682%, 9.097%, 7/20/2034(a)(b)	5,895,399
4,085,000	Elmwood CLO VIII Ltd., Series 2021-1A, Class D2, 3 mo. USD SOFR + 3.112%, 8.527%, 1/20/2034(a)(b)	4,060,305
8,760,000	LCM 30 Ltd., Series 30A, Class BR, 3 mo. USD SOFR + 1.762%, 7.177%, 4/20/2031(a)(b)	8,577,941
1,470,000	LCM 30 Ltd., Series 30A, Class CR, 3 mo. USD SOFR + 2.262%, 7.677%, 4/20/2031(a)(b)	1,425,909
4,215,000	LCM 30 Ltd., Series 30A, Class DR, 3 mo. USD SOFR + 3.262%, 8.677%, 4/20/2031(a)(b)	4,041,261
15,835,000	Madison Park Funding XXIII Ltd., Series 2017-23A, Class DR, 3 mo. USD SOFR + 3.462%, 8.849%, 7/27/2031(a)(b)	15,838,531
1,260,000	Madison Park Funding XXXI Ltd., Series 2018-31A, Class D, 3 mo. USD SOFR + 3.262%, 8.674%, 1/23/2031(a)(b)	1,240,131
9,225,000	Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BRR, 3 mo. USD SOFR + 1.912%, 7.306%, 7/15/2034(a)(b)	9,224,502
11,920,000	OCP CLO Ltd., Series 2019-17A, Class DR, 3 mo. USD SOFR + 3.362%, 8.777%, 7/20/2032(a)(b)	11,704,343
10,585,000	Octagon Investment Partners 42 Ltd., Series 2019-3A, Class DR, 3 mo. USD SOFR + 3.412%, 8.806%, 7/15/2034(a)(b)	10,513,382
4,920,000	Octagon Investment Partners 46 Ltd., Series 2020-2A, Class DR, 3 mo. USD SOFR + 3.562%, 8.956%, 7/15/2036(a)(b)	4,663,053
Principal Amount (‡)	Description	Value (†)

$12,430,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class BR, 3 mo. USD SOFR + 1.912%, 7.327%, 7/02/2035(a)(b)	$12,417,980
5,120,000	Palmer Square CLO Ltd., Series 2013-2A, Class CR3, 3 mo. USD SOFR + 2.962%, 8.364%, 10/17/2031(a)(b)	5,051,172
2,970,000	Palmer Square CLO Ltd., Series 2015-1A, Class A2R4, 3 mo. USD SOFR + 1.962%, 7.329%, 5/21/2034(a)(b)	2,968,539
10,855,507	Rockford Tower CLO Ltd., Series 2018-1A, Class A, 3 mo. USD SOFR + 1.362%, 6.729%, 5/20/2031(a)(b)	10,855,876
6,075,000	Signal Peak CLO 1 Ltd., Series 2014-1A, Class AR3, 3 mo. USD SOFR + 1.422%, 6.824%, 4/17/2034(a)(b)	6,074,800
700,000	THL Credit Wind River CLO Ltd., Series 2018-3A, Class D, 3 mo. USD SOFR + 3.212%, 8.627%, 1/20/2031(a)(b)	676,705
5,300,000	Verde CLO Ltd., Series 2019-1A, Class AR, 3 mo. USD SOFR + 1.362%, 6.756%, 4/15/2032(a)(b)	5,294,790
2,135,000	Vibrant CLO XIV Ltd., Series 2021-14A, Class C, 3 mo. USD SOFR + 4.012%, 9.427%, 10/20/2034(a)(b)	2,107,890
	Total Collateralized Loan Obligations (Identified Cost $196,773,310)	195,548,046

Shares
Common Stocks— 1.9%
	Aerospace & Defense — 0.1%
5,197	Lockheed Martin Corp.	2,355,488
	Air Freight & Logistics — 0.1%
11,101	United Parcel Service, Inc., Class B	1,745,410
	Banks — 0.0%
8,236	JPMorgan Chase & Co.	1,400,944
	Beverages — 0.1%
37,856	Coca-Cola Co.	2,230,854
	Biotechnology — 0.2%
62,041	AbbVie, Inc.	9,614,494
	Capital Markets — 0.0%
783	BlackRock, Inc.	635,640
6,437	Morgan Stanley	600,250
		1,235,890
See accompanying notes to financial statements.
21 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Bond Fund (continued)
Shares	Description	Value (†)
	Chemicals — 0.0%
2,072	Linde PLC	$850,991
	Communications Equipment — 0.0%
10,881	Cisco Systems, Inc.	549,708
	Consumer Staples Distribution & Retail — 0.1%
2,689	Costco Wholesale Corp.	1,774,955
8,476	Walmart, Inc.	1,336,242
		3,111,197
	Containers & Packaging — 0.0%
4,119	Packaging Corp. of America	671,026
	Diversified REITs — 0.0%
172,539	NexPoint Diversified Real Estate Trust	1,371,685
	Electric Utilities — 0.0%
10,137	Duke Energy Corp.	983,695
	Electrical Equipment — 0.0%
7,852	Emerson Electric Co.	764,235
	Financial Services — 0.0%
2,030	Mastercard, Inc., Class A	865,815
	Ground Transportation — 0.0%
5,321	Union Pacific Corp.	1,306,944
	Health Care Equipment & Supplies — 0.1%
14,794	Abbott Laboratories	1,628,376
	Health Care Providers & Services — 0.1%
4,484	Elevance Health, Inc.	2,114,475
3,002	UnitedHealth Group, Inc.	1,580,463
		3,694,938
	Hotels, Restaurants & Leisure — 0.0%
16,518	Starbucks Corp.	1,585,893
	Household Products — 0.1%
11,342	Procter & Gamble Co.	1,662,057
	IT Services — 0.0%
942	Accenture PLC, Class A	330,557
	Life Sciences Tools & Services — 0.0%
1,849	Thermo Fisher Scientific, Inc.	981,431
	Machinery — 0.0%
3,438	Deere & Co.	1,374,753
	Media — 0.2%
2,006,877	Altice USA, Inc., Class A(f)	6,522,350
34,294	Comcast Corp., Class A	1,503,792
705,779	iHeartMedia, Inc., Class A(f)	1,884,430
		9,910,572
	Metals & Mining — 0.0%
31,332	Newmont Corp.	1,296,832
	Oil, Gas & Consumable Fuels — 0.4%
93,585	Battalion Oil Corp.(f)	899,352
130,858	Canadian Natural Resources Ltd.	8,573,816
Shares	Description	Value (†)
	Oil, Gas & Consumable Fuels — continued
43,710	Diamondback Energy, Inc.	$6,778,547
6,752	Pioneer Natural Resources Co.	1,518,390
32,108	Williams Cos., Inc.	1,118,321
		18,888,426
	Pharmaceuticals — 0.1%
26,886	Bristol-Myers Squibb Co.	1,379,520
9,051	Johnson & Johnson	1,418,654
9,800	Merck & Co., Inc.	1,068,396
		3,866,570
	Professional Services — 0.0%
7,905	Clarivate PLC(f)	73,200
	Semiconductors & Semiconductor Equipment — 0.1%
1,975	Broadcom, Inc.	2,204,594
19,437	Microchip Technology, Inc.	1,752,828
14,192	QUALCOMM, Inc.	2,052,589
		6,010,011
	Software — 0.1%
5,485	Microsoft Corp.	2,062,579
	Specialized REITs — 0.0%
7,071	American Tower Corp.	1,526,488
	Specialty Retail — 0.0%
4,428	Home Depot, Inc.	1,534,523
	Technology Hardware, Storage & Peripherals — 0.1%
9,899	Apple, Inc.	1,905,854
17,622	IQOR US, Inc.(f)	14,873
		1,920,727
	Trading Companies & Distributors — 0.0%
14,097	Fastenal Co.	913,063
	Total Common Stocks (Identified Cost $143,779,309)	88,319,372

Principal Amount (‡)
Senior Loans — 0.9%
	Aerospace & Defense — 0.0%
$1,025,000	TransDigm, Inc., 2023 Term Loan J, 2/14/2031(k)	1,028,844
	Building Materials — 0.1%
4,595,000	Summit Materials LLC, 2023 Incremental Term Loan B, 11/30/2028(k)	4,609,382
	Consumer Cyclical Services — 0.1%
5,885,961	Uber Technologies, Inc., 2023 Term Loan B, 3 mo. USD SOFR + 2.750%, 8.135%, 3/03/2030(b)(l)	5,900,088
See accompanying notes to financial statements.
| 22

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Bond Fund (continued)
Principal Amount (‡)	Description	Value (†)
	Healthcare — 0.1%
$7,061,873	Star Parent, Inc., Term Loan B, 3 mo. USD SOFR + 4.000%, 9.348%, 9/27/2030(b)(l)	$6,970,634
	Leisure — 0.3%
8,754,290	Carnival Corp., 2021 Incremental Term Loan B, 1 mo. USD SOFR + 3.250%, 8.720%, 10/18/2028(b)(l)	8,757,967
2,957,271	Carnival Corp., 2023 Term Loan B, 1 mo. USD SOFR + 3.000%, 8.357%, 8/08/2027(b)(l)	2,959,725
		11,717,692
	Property & Casualty Insurance — 0.1%
3,600,000	HUB International Ltd., 2023 Term Loan B, 3 mo. USD SOFR + 4.250%, 9.662%, 6/20/2030(b)(l)	3,613,572
	Restaurants — 0.1%
6,385,154	1011778 B.C. Unlimited Liability Co., 2023 Term Loan B5, 1 mo. USD SOFR + 2.250%, 7.606%, 9/20/2030(b)(l)	6,382,855
	Technology — 0.1%
3,714,000	GTCR W Merger Sub LLC, USD Term Loan B, 9/20/2030(k)	3,727,927
	Total Senior Loans (Identified Cost $43,737,719)	43,950,994

Shares
Preferred Stocks — 0.9%

Convertible Preferred Stocks — 0.6%
	Banking — 0.5%
11,325	Bank of America Corp., Series L, 7.250%	13,649,796
5,865	Wells Fargo & Co., Series L, Class A, 7.500%	7,012,311
		20,662,107
	Technology — 0.1%
170,945	Clarivate PLC, Series A, 5.250%	6,547,194
	Total Convertible Preferred Stocks (Identified Cost $41,807,482)	27,209,301

Non-Convertible Preferred Stocks — 0.3%
	Home Construction — 0.0%
52,867	Hovnanian Enterprises, Inc., 7.625%	978,040
	Office REITs — 0.1%
2,318	Highwoods Properties, Inc., Series A, 8.625%(m)	2,294,242
Shares	Description	Value (†)

	Other REITs — 0.2%
169,007	Prologis, Inc., Series Q, 8.540%	$9,295,385
	Total Non-Convertible Preferred Stocks (Identified Cost $10,716,140)	12,567,667
	Total Preferred Stocks (Identified Cost $52,523,622)	39,776,968

Principal Amount (‡)
Short-Term Investments — 3.8%
$60,588,748	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2023 at 2.500% to be repurchased at $60,605,578 on 1/02/2024 collateralized by $64,170,900 U.S. Treasury Note, 2.500% due 3/31/2027 valued at $61,800,530 including accrued interest (Note 2 of Notes to Financial Statements)	60,588,748
22,620,000	U.S. Treasury Bills, 5.242%, 5/02/2024(n)	22,227,903
45,065,000	U.S. Treasury Bills, 5.262%, 5/09/2024(n)	44,241,706
45,575,000	U.S. Treasury Bills, 5.266%–5.270%, 1/25/2024(n)(o)	45,421,471
	Total Short-Term Investments (Identified Cost $172,437,146)	172,479,828
	Total Investments — 99.1% (Identified Cost $5,114,452,037)	4,518,732,131
	Other assets less liabilities — 0.9%	38,869,301
	Net Assets — 100.0%	$4,557,601,432

(†)	See Note 2 of Notes to Financial Statements.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of these securities are exempt from
registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from
registration, normally to qualified institutional buyers. At
December 31, 2023, the value of Rule 144A holdings
amounted to $2,006,580,570 or 44.0% of net assets.

(b)
Variable rate security. Rate as of December 31, 2023 is
disclosed. Issuers comprised of various lots with differing
coupon rates have been aggregated for the purpose of
presentation in the Portfolio of Investments and show a
weighted average rate. Certain variable rate securities are not based on a published reference rate and spread, rather are
determined by the issuer or agent and are based on current
market conditions. These securities may not indicate a
reference rate and/or spread in their description.

(c)	Perpetual bond with no specified maturity date.
(d)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
See accompanying notes to financial statements.
23 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Bond Fund (continued)
(e)	Payment–in–kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or additional principal. No payments were received during the period.
(f)	Non-income producing security.
(g)	Amount shown represents units. One unit represents a principal amount of 1,000.
(h)	Amount shown represents units. One unit represents a principal amount of 100.
(i)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(j)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(k)	Position is unsettled. Contract rate was not determined at December 31, 2023 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(l)
Stated interest rate has been determined in accordance with
the provisions of the loan agreement and is subject to a
minimum benchmark floor rate which may range from
0.00% to 2.50%, to which the spread is added.

(m)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(n)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(o)
The Fund's investment in U.S. Government/Agency securities
is comprised of various lots with differing discount rates.
These separate investments, which have the same maturity
date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

ABS	Asset-Backed Securities
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate

BRL	Brazilian Real
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
ZAR	South African Rand
At December 31, 2023, the Fund had the following open forward foreign currency contracts:
Counterparty	Delivery Date	Currency Bought/ Sold (B/S)		Units of Currency	In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America N.A.	3/20/2024	EUR	S	12,884,000	$14,124,214	$14,267,024	$(142,810)
At December 31, 2023, open long futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 10 Year U.S. Treasury Notes Futures	3/19/2024	3,676	$402,931,377	$414,985,937	$12,054,560
CBOT 2 Year U.S. Treasury Notes Futures	3/28/2024	2,816	574,766,720	579,853,999	5,087,279
CBOT 5 Year U.S. Treasury Notes Futures	3/28/2024	8,851	948,086,684	962,753,700	14,667,016
CBOT U.S. Long Bond Futures	3/19/2024	2,666	318,433,483	333,083,375	14,649,892
CME Ultra Long Term U.S. Treasury Bond Futures	3/19/2024	1,219	150,483,025	162,850,781	12,367,756
Total					$58,826,503
At December 31, 2023, open short futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10-Year U.S. Treasury Notes Futures	3/19/2024	8,198	$943,531,418	$967,492,094	$(23,960,676)
See accompanying notes to financial statements.
| 24

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Bond Fund (continued)
Industry Summary at December 31, 2023
Treasuries	12.0%
Cable Satellite	7.2
Finance Companies	6.5
Technology	6.5
Banking	6.2
ABS Home Equity	4.0
Metals & Mining	3.8
Life Insurance	3.6
Pharmaceuticals	3.3
ABS Car Loan	3.3
Independent Energy	3.3
ABS Other	3.0
Other Investments, less than 2% each	28.3
Collateralized Loan Obligations	4.3
Short-Term Investments	3.8
Total Investments	99.1
Other assets less liabilities (including forward foreign currency and futures contracts)	0.9
Net Assets	100.0%
See accompanying notes to financial statements.
25 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Fixed Income Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 87.7% of Net Assets

Non-Convertible Bonds — 85.7%
	ABS Car Loan — 5.5%
$70,936	American Credit Acceptance Receivables Trust, Series 2020-3, Class D, 2.400%, 6/15/2026(a)	$70,772
100,000	American Credit Acceptance Receivables Trust, Series 2022-1, Class D, 2.460%, 3/13/2028(a)	96,195
60,000	American Credit Acceptance Receivables Trust, Series 2022-4, Class C, 7.860%, 2/15/2029(a)	60,745
330,000	American Credit Acceptance Receivables Trust, Series 2023-2, Class C, 5.960%, 8/13/2029(a)	329,499
105,000	American Credit Acceptance Receivables Trust, Series 2023-3, Class D, 6.820%, 10/12/2029(a)	106,941
200,000	American Credit Acceptance Receivables Trust, Series 2023-4, Class D, 7.650%, 9/12/2030(a)	206,147
600,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027(a)	559,705
190,000	Avis Budget Rental Car Funding AESOP LLC, Series 2023-4A, Class C, 7.240%, 6/20/2029(a)	194,014
100,000	Avis Budget Rental Car Funding AESOP LLC, Series 2023-8A, Class C, 7.340%, 2/20/2030(a)	102,006
445,000	Bridgecrest Lending Auto Securitization Trust, Series 2023-1, Class D, 7.840%, 8/15/2029	462,089
100,000	CarMax Auto Owner Trust, Series 2021-3, Class D, 1.500%, 1/18/2028	92,259
100,000	CarMax Auto Owner Trust, Series 2022-1, Class D, 2.470%, 7/17/2028	91,708
40,000	CarMax Auto Owner Trust, Series 2023-2, Class D, 6.550%, 10/15/2029	40,254
65,000	CarMax Auto Owner Trust, Series 2023-4, Class D, 7.160%, 4/15/2030	66,846
250,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class C, 2.280%, 2/15/2030(a)	248,061
260,000	Credit Acceptance Auto Loan Trust, Series 2021-2A, Class C, 1.640%, 6/17/2030(a)	253,113
250,000	Credit Acceptance Auto Loan Trust, Series 2021-3A, Class C, 1.630%, 9/16/2030(a)	237,901
340,000	Drive Auto Receivables Trust, Series 2021-1, Class D, 1.450%, 1/16/2029	326,139
690,000	DT Auto Owner Trust, Series 2021-3A, Class D, 1.310%, 5/17/2027(a)	640,607
265,000	DT Auto Owner Trust, Series 2023-2A, Class D, 6.620%, 2/15/2029(a)	265,868
Principal Amount (‡)	Description	Value (†)

	ABS Car Loan — continued
$84,646	Exeter Automobile Receivables Trust, Series 2019-4A, Class D, 2.580%, 9/15/2025(a)	$83,791
150,000	Exeter Automobile Receivables Trust, Series 2021-1A, Class D, 1.080%, 11/16/2026	145,109
495,000	Exeter Automobile Receivables Trust, Series 2021-3A, Class D, 1.550%, 6/15/2027	461,552
105,000	Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.560%, 7/17/2028	101,833
75,000	Exeter Automobile Receivables Trust, Series 2022-6A, Class C, 6.320%, 5/15/2028	75,358
70,000	Exeter Automobile Receivables Trust, Series 2023-3A, Class D, 6.680%, 4/16/2029	70,590
285,000	Exeter Automobile Receivables Trust, Series 2023-5A, Class D, 7.130%, 2/15/2030	293,006
285,000	First Investors Auto Owner Trust, Series 2021-1A, Class D, 1.620%, 3/15/2027(a)	273,178
165,000	Flagship Credit Auto Trust, Series 2021-1, Class D, 1.270%, 3/15/2027(a)	153,427
175,000	Flagship Credit Auto Trust, Series 2021-2, Class D, 1.590%, 6/15/2027(a)	159,273
210,000	Flagship Credit Auto Trust, Series 2021-3, Class D, 1.650%, 9/15/2027(a)	186,847
275,000	Flagship Credit Auto Trust, Series 2023-2, Class D, 6.620%, 5/15/2029(a)	276,863
40,000	Flagship Credit Auto Trust, Series 2023-3, Class D, 6.580%, 8/15/2029(a)	39,832
90,000	Ford Credit Auto Lease Trust, Series 2023-B, Class D, 6.970%, 6/15/2028	91,623
260,634	Ford Credit Auto Owner Trust, Series 2021-A, Class A3, 0.300%, 8/15/2025	256,951
270,000	Foursight Capital Automobile Receivables Trust, Series 2021-1, Class D, 1.320%, 3/15/2027(a)	263,063
170,000	Foursight Capital Automobile Receivables Trust, Series 2021-2, Class D, 1.920%, 9/15/2027(a)	160,209
80,000	GLS Auto Receivables Issuer Trust, Series 2023-3A, Class D, 6.440%, 5/15/2029(a)	80,277
100,000	GLS Auto Receivables Issuer Trust, Series 2023-4A, Class D, 7.180%, 8/15/2029(a)	102,716
87,479	GM Financial Consumer Automobile Receivables Trust, Series 2021-1, Class A3, 0.350%, 10/16/2025	86,311
See accompanying notes to financial statements.
| 26

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Fixed Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	ABS Car Loan — continued
$342,463	GM Financial Consumer Automobile Receivables Trust, Series 2021-2, Class A3, 0.510%, 4/16/2026	$334,613
548,000	Hertz Vehicle Financing III LLC, Series 2022-1A, Class D, 4.850%, 6/25/2026(a)	519,261
152,500	Hertz Vehicle Financing III LLC, Series 2022-3A, Class D, 6.310%, 3/25/2025(a)	151,835
250,000	Hertz Vehicle Financing LLC, Series 2022-4A, Class D, 6.560%, 9/25/2026(a)	241,125
111,428	Honda Auto Receivables Owner Trust, Series 2021-1, Class A3, 0.270%, 4/21/2025	110,075
110,565	Honda Auto Receivables Owner Trust, Series 2021-2, Class A3, 0.330%, 8/15/2025	108,481
28,163	JPMorgan Chase Bank N.A, Series 2021-1, Class D, 1.174%, 9/25/2028(a)	27,665
120,000	LAD Auto Receivables Trust, Series 2023-3A, Class C, 6.430%, 12/15/2028(a)	122,418
50,000	LAD Auto Receivables Trust, Series 2023-4A, Class C, 6.760%, 3/15/2029(a)	50,985
140,000	Prestige Auto Receivables Trust, Series 2023-1A, Class D, 6.330%, 4/16/2029(a)	139,673
7,287	Santander Drive Auto Receivables Trust, Series 2020-1, Class C, 4.110%, 12/15/2025	7,280
45,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class D, 1.330%, 9/15/2027	42,991
125,000	Westlake Automobile Receivables Trust, Series 2020-3A, Class D, 1.650%, 2/17/2026(a)	123,010
185,000	Westlake Automobile Receivables Trust, Series 2023-3A, Class D, 6.470%, 3/15/2029(a)	186,695
270,000	Westlake Automobile Receivables Trust, Series 2023-4A, Class D, 7.190%, 7/16/2029(a)	275,260
515,333	World Omni Auto Receivables Trust, Series 2021-B, Class A3, 0.420%, 6/15/2026	501,801
		10,755,846
	ABS Credit Card — 0.2%
100,000	Mission Lane Credit Card Master Trust, Series 2023-A, Class A, 7.230%, 7/17/2028(a)	100,086
180,000	Mission Lane Credit Card Master Trust, Series 2023-B, Class A, 7.690%, 11/15/2028(a)	181,874
		281,960
Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — 5.0%
$300,000	BINOM Securitization Trust, Series 2022-RPL1, Class M1, 3.000%, 2/25/2061(a)(b)	$226,711
243,948	CIM Trust, Series 2021-NR2, Class A1, 2.568%, 7/25/2059(a)(b)	240,269
491,255	COLT Mortgage Loan Trust, Series 2021-6, Class A1, 1.907%, 12/25/2066(a)(b)	423,353
100,000	CoreVest American Finance Ltd., Series 2021-1, Class C, 2.800%, 4/15/2053(a)	80,238
160,000	CoreVest American Finance Ltd., Series 2021-2, Class C, 2.478%, 7/15/2054(a)	127,984
100,000	CoreVest American Finance Ltd., Series 2021-3, Class D, 3.469%, 10/15/2054(a)	82,794
280,000	CoreVest American Finance Ltd., Series 2021-RTL1, Class A1, 2.239%, 3/28/2029(a)(b)	263,480
210,000	CoreVest American Finance Ltd., Series 2023-RTL1, Class A1, 7.553%, 12/28/2030(a)(b)	210,419
184,958	Credit Suisse Mortgage Trust, Series 2021-RPL1, Class A1, 1.668%, 9/27/2060(a)(b)	179,543
100,000	Credit Suisse Mortgage Trust, Series 2021-RPL3, Class M2, 3.750%, 1/25/2060(a)	76,831
482,295	Credit Suisse Mortgage Trust, Series 2021-RPL4, Class A1, 1.796%, 12/27/2060(a)(b)	468,761
192,352	Federal Home Loan Mortgage Corp., Series 2022-DNA3, Class M1A, REMICS, 30 day USD SOFR Average + 2.000%, 7.337%, 4/25/2042(a)(b)	194,100
119,711	Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes, Series 2023-DNA2, Class M1A, 30 day USD SOFR Average + 2.100%, 7.437%, 4/25/2043(a)(b)	121,579
260,000	FirstKey Homes Trust, Series 2021-SFR1, Class E1, 2.389%, 8/17/2038(a)	232,066
205,000	FirstKey Homes Trust, Series 2021-SFR2, Class E1, 2.258%, 9/17/2038(a)	180,646
105,000	FirstKey Homes Trust, Series 2021-SFR2, Class E2, 2.358%, 9/17/2038(a)	92,310
360,000	FirstKey Homes Trust, Series 2022-SFR2, Class D, 4.500%, 7/17/2039(a)	333,157
124,156	GCAT Trust, Series 2019-RPL1, Class A1, 2.650%, 10/25/2068(a)(b)	117,775
124,127	GITSIT Mortgage Loan Trust, Series 2023-NPL1, Class A1, 8.353%, 5/25/2053(a)(b)	125,370
85,157	Home Partners of America Trust, Series 2021-1, Class E, 2.577%, 9/17/2041(a)	68,740
See accompanying notes to financial statements.
27 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Fixed Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$399,329	Home Partners of America Trust, Series 2021-2, Class E1, 2.852%, 12/17/2026(a)	$353,366
206,881	Home Partners of America Trust, Series 2021-2, Class E2, 2.952%, 12/17/2026(a)	182,865
79,270	Legacy Mortgage Asset Trust, Series 2019-GS7, Class A1, 7.250%, 11/25/2059(a)(b)	79,247
485,000	Legacy Mortgage Asset Trust, Series 2020-RPL1, Class A2, 3.250%, 9/25/2059(a)(b)	432,171
207,537	Legacy Mortgage Asset Trust, Series 2021-GS2, Class A1, 1.750%, 4/25/2061(a)(b)	200,357
3,916	Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 5A, 6.123%, 7/25/2035(b)(c)	3,330
265,000	NLT Trust, Series 2023-1, Class A1, 3.200%, 10/25/2062(a)(b)	236,242
133,055	OBX Trust, Series 2021-NQM3, Class A1, 1.054%, 7/25/2061(a)(b)	101,673
235,000	Progress Residential Trust, Series 2021-SFR2, Class E1, 2.547%, 4/19/2038(a)	211,714
100,000	Progress Residential Trust, Series 2021-SFR3, Class E1, 2.538%, 5/17/2026(a)	90,007
100,000	Progress Residential Trust, Series 2021-SFR3, Class E2, 2.688%, 5/17/2026(a)	89,627
100,000	Progress Residential Trust, Series 2021-SFR4, Class E1, 2.409%, 5/17/2038(a)	90,113
100,000	Progress Residential Trust, Series 2021-SFR4, Class E2, 2.559%, 5/17/2038(a)	89,932
120,000	Progress Residential Trust, Series 2021-SFR5, Class E1, 2.209%, 7/17/2038(a)	106,172
150,000	Progress Residential Trust, Series 2021-SFR6, Class E1, 2.425%, 7/17/2038(a)	133,296
100,000	Progress Residential Trust, Series 2021-SFR6, Class E2, 2.525%, 7/17/2038(a)	88,774
165,000	Progress Residential Trust, Series 2021-SFR7, Class E1, 2.591%, 8/17/2040(a)	138,224
100,000	Progress Residential Trust, Series 2021-SFR7, Class E2, 2.640%, 8/17/2040(a)	82,051
100,000	Progress Residential Trust, Series 2021-SFR9, Class E1, 2.811%, 11/17/2040(a)	82,738
Principal Amount (‡)	Description	Value (†)

	ABS Home Equity — continued
$282,617	PRPM LLC, Series 2021-1, Class A1, 2.115%, 1/25/2026(a)(b)	$281,632
101,443	PRPM LLC, Series 2021-2, Class A1, 2.115%, 3/25/2026(a)(b)	100,313
87,941	PRPM LLC, Series 2021-4, Class A1, 1.867%, 4/25/2026(a)(b)	85,895
312,024	PRPM LLC, Series 2021-5, Class A1, 1.793%, 6/25/2026(a)(b)	303,927
476,411	PRPM LLC, Series 2022-5, Class A1, 6.900%, 9/27/2027(a)(b)	477,008
143,066	Redwood Funding Trust, Series 2023-1, Class A, 7.500%, 7/25/2059(a)(b)	141,349
215,296	Toorak Mortgage Corp. Ltd., Series 2021-1, Class A1, 3.240%, 6/25/2024(a)(b)	210,875
120,000	Towd Point Mortgage Trust, Series 2016-3, Class M2, 4.000%, 4/25/2056(a)(b)	116,659
220,887	Towd Point Mortgage Trust, Series 2019-4, Class A1, 2.900%, 10/25/2059(a)(b)	207,437
55,438	VCAT LLC, Series 2021-NPL1, Class A1, 5.289%, 12/26/2050(a)(b)	55,190
249,367	VCAT LLC, Series 2021-NPL5, Class A1, 1.868%, 8/25/2051(a)(b)	244,715
241,974	Verus Securitization Trust, Series 2021-3, Class A1, 1.046%, 6/25/2066(a)(b)	201,189
71,180	VOLT XCII LLC, Series 2021-NPL1, Class A1, 1.893%, 2/27/2051(a)(b)	68,854
200,637	VOLT XCIII LLC, Series 2021-NPL2, Class A1, 1.893%, 2/27/2051(a)(b)	193,994
178,207	VOLT XCIV LLC, Series 2021-NPL3, Class A1, 2.240%, 2/27/2051(a)(b)	173,664
117,435	VOLT XCVI LLC, Series 2021-NPL5, Class A1, 2.116%, 3/27/2051(a)(b)	114,172
249,062	VOLT XCVII LLC, Series 2021-NPL6, Class A1, 2.240%, 4/25/2051(a)(b)	240,199
		9,855,097
	ABS Other — 3.6%
203,462	AASET Trust, Series 2021-1A, Class A, 2.950%, 11/16/2041(a)	183,315
180,000	Affirm Asset Securitization Trust, Series 2023-B, Class A, 6.820%, 9/15/2028(a)	182,832
120,000	Affirm Asset Securitization Trust, Series 2023-X1, Class A, 7.110%, 11/15/2028(a)	120,386
100,000	Aqua Finance Trust, Series 2021-A, Class B, 2.400%, 7/17/2046(a)	82,341
100,000	Auxilior Term Funding LLC, Series 2023-1A, Class A2, 6.180%, 12/15/2028(a)	100,493
430,000	BHG Securitization Trust, Series 2022-A, Class B, 2.700%, 2/20/2035(a)	397,541
175,000	BHG Securitization Trust, Series 2023-B, Class B, 7.450%, 12/17/2036(a)	179,969
92,465	Business Jet Securities LLC, Series 2021-1A, Class A, 2.162%, 4/15/2036(a)	85,533
See accompanying notes to financial statements.
| 28

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Fixed Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$156,304	Foundation Finance Trust, Series 2023-2A, Class A, 6.530%, 6/15/2049(a)	$159,167
32,773	FREED ABS Trust, Series 2021-2, Class C, 1.940%, 6/19/2028(a)	32,448
215,000	FREED ABS Trust, Series 2021-3FP, Class D, 2.370%, 11/20/2028(a)	206,495
1,150,000	Frontier Issuer LLC, Series 2023-1, Class A2, 6.600%, 8/20/2053(a)	1,145,377
146,863	Hardee's Funding LLC, Series 2018-1A, Class A2II, 4.959%, 6/20/2048(a)	140,646
97,250	Jack in the Box Funding LLC, Series 2019-1A, Class A2II, 4.476%, 8/25/2049(a)	92,390
295,743	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/2046(a)	257,647
100,000	Marlette Funding Trust, Series 2021-2A, Class C, 1.500%, 9/15/2031(a)	97,963
105,000	Marlette Funding Trust, Series 2021-3A, Class C, 1.810%, 12/15/2031(a)	99,630
125,000	Marlette Funding Trust, Series 2023-2A, Class B, 6.540%, 6/15/2033(a)	125,870
32,983	Merlin Aviation Holdings DAC, Series 2016-1, Class A, 4.500%, 12/15/2032(a)(b)	30,719
37,537	MVW LLC, Series 2021-1WA, Class C, 1.940%, 1/22/2041(a)	34,396
145,000	OneMain Financial Issuance Trust, Series 2018-2A, Class B, 3.890%, 3/14/2033(a)	142,034
240,000	OneMain Financial Issuance Trust, Series 2021-1A, Class D, 2.470%, 6/16/2036(a)	201,882
310,000	OneMain Financial Issuance Trust, Series 2022-S1, Class D, 5.200%, 5/14/2035(a)	293,430
100,000	SCF Equipment Leasing LLC, Series 2022-1A, Class D, 3.790%, 11/20/2031(a)	91,242
115,000	SCF Equipment Leasing LLC, Series 2022-2A, Class C, 6.500%, 8/20/2032(a)	114,786
50,488	Shenton Aircraft Investment I Ltd., Series 2015-1A, Class A, 4.750%, 10/15/2042(a)	43,432
33,488	Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class C, 3.120%, 5/20/2036(a)	32,792
22,550	Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class C, 3.000%, 8/20/2036(a)	21,574
23,636	Sierra Timeshare Receivables Funding LLC, Series 2021-1A, Class C, 1.790%, 11/20/2037(a)	22,258
Principal Amount (‡)	Description	Value (†)

	ABS Other — continued
$132,100	Sierra Timeshare Receivables Funding LLC, Series 2023-3A, Class C, 7.120%, 9/20/2040(a)	$132,919
459,816	Slam Ltd., Series 2021-1A, Class A, 2.434%, 6/15/2046(a)	403,594
337,300	Sunnova Helios X Issuer LLC, Series 2022-C, Class A, 5.300%, 11/22/2049(a)	330,078
97,620	Sunnova Helios XII Issuer LLC, Series 2023-B, Class B, 5.600%, 8/22/2050(a)	94,814
204,933	Textainer Marine Containers VII Ltd., Series 2021-1A, Class A, 1.680%, 2/20/2046(a)	179,620
330,400	Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.230%, 4/20/2046(a)	294,799
223,119	TIF Funding II LLC, Series 2021-1A, Class A, 1.650%, 2/20/2046(a)	191,546
142,175	WAVE Trust, Series 2017-1A, Class A, 3.844%, 11/15/2042(a)	120,012
481,326	Willis Engine Structured Trust VII, Series 2023-A, Class A, 8.000%, 10/15/2048(a)	494,875
		6,960,845
	ABS Student Loan — 0.8%
65,534	College Avenue Student Loans LLC, Series 2021-A, Class C, 2.920%, 7/25/2051(a)	59,292
100,000	College Avenue Student Loans LLC, Series 2023-B, Class C, 7.580%, 6/25/2054(a)	103,140
27,636	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069(a)	25,295
155,886	Navient Private Education Refi Loan Trust, Series 2021-A, Class A, 0.840%, 5/15/2069(a)	137,322
135,000	Navient Private Education Refi Loan Trust, Series 2021-A, Class B, 2.240%, 5/15/2069(a)	102,576
100,000	Navient Private Education Refi Loan Trust, Series 2021-EA, Class B, 2.030%, 12/16/2069(a)	67,709
195,000	Navient Private Education Refi Loan Trust, Series 2021-FA, Class B, 2.120%, 2/18/2070(a)	127,309
120,000	Navient Student Loan Trust, Series 2023-BA, Class B, 7.230%, 3/15/2072(a)	125,786
91,428	SMB Private Education Loan Trust, Series 2018-C, Class A2A, 3.630%, 11/15/2035(a)	88,507
See accompanying notes to financial statements.
29 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Fixed Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	ABS Student Loan — continued
$356,415	SMB Private Education Loan Trust, Series 2020-A, Class A2A, 2.230%, 9/15/2037(a)	$330,898
133,245	SMB Private Education Loan Trust, Series 2021-A, Class A2A2, 1 mo. USD SOFR + 0.844%, 6.206%, 1/15/2053(a)(b)	130,746
210,000	SMB Private Education Loan Trust, Series 2021-B, Class B, 2.650%, 7/17/2051(a)	173,040
100,000	SMB Private Education Loan Trust, Series 2023-C, Class B, 6.360%, 11/15/2052(a)	101,404
		1,573,024
	ABS Whole Business — 0.5%
355,000	Applebee's Funding LLC/IHOP Funding LLC, Series 2023-1A, Class A2, 7.824%, 3/05/2053(a)	363,964
235,625	DB Master Finance LLC, Series 2017-1A, Class A2II, 4.030%, 11/20/2047(a)	223,358
160,550	Domino's Pizza Master Issuer LLC, Series 2018-1A, Class A2II, 4.328%, 7/25/2048(a)	154,632
97,500	Hardee's Funding LLC, Series 2021-1A, Class A2, 2.865%, 6/20/2051(a)	80,523
189,500	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048(a)	184,887
		1,007,364
	Aerospace & Defense — 1.1%
390,000	Embraer Netherlands Finance BV, 7.000%, 7/28/2030(a)	409,108
70,000	RTX Corp., 2.375%, 3/15/2032	58,335
560,000	RTX Corp., 5.150%, 2/27/2033	570,721
50,000	Textron, Inc., 2.450%, 3/15/2031	42,602
1,125,000	Textron, Inc., 3.000%, 6/01/2030	1,007,245
		2,088,011
	Airlines — 0.4%
32,879	American Airlines Pass-Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	30,679
342,665	U.S. Airways Pass-Through Trust, Series 2012-2, Class A, 4.625%, 12/03/2026	333,122
170,139	United Airlines Pass-Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	165,620
329,962	United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029	333,469
		862,890
	Apartment REITs — 0.0%
85,000	American Homes 4 Rent LP, 2.375%, 7/15/2031	70,116
Principal Amount (‡)	Description	Value (†)

	Automotive — 0.8%
$50,000	Aptiv PLC/Aptiv Corp., 3.250%, 3/01/2032	$44,170
280,000	Daimler Truck Finance North America LLC, 5.500%, 9/20/2033(a)	285,267
14,000	General Motors Co., 5.200%, 4/01/2045	12,599
45,000	General Motors Co., 5.600%, 10/15/2032	46,010
130,000	General Motors Co., 6.250%, 10/02/2043	132,616
80,000	General Motors Financial Co., Inc., 5.850%, 4/06/2030	82,500
825,000	General Motors Financial Co., Inc., 6.000%, 1/09/2028	852,988
		1,456,150
	Banking — 11.2%
200,000	Ally Financial, Inc., 2.200%, 11/02/2028	170,027
1,244,000	Bank of America Corp., (fixed rate to 12/20/2027, variable rate thereafter), 3.419%, 12/20/2028	1,171,759
375,000	Bank of America Corp., (fixed rate to 3/08/2032, variable rate thereafter), 3.846%, 3/08/2037	329,252
335,000	Bank of America Corp., (fixed rate to 4/29/2030, variable rate thereafter), 2.592%, 4/29/2031	288,700
611,000	Bank of America Corp., (fixed rate to 9/21/2031, variable rate thereafter), 2.482%, 9/21/2036	483,954
370,000	Bank of America Corp., MTN, (fixed rate to 10/24/2030, variable rate thereafter), 1.922%, 10/24/2031	300,385
45,000	Bank of America Corp., MTN, (fixed rate to 7/22/2032, variable rate thereafter), 5.015%, 7/22/2033	44,515
235,000	Bank of America Corp., MTN, (fixed rate to 7/23/2030, variable rate thereafter), 1.898%, 7/23/2031	192,245
536,000	Bank of America Corp., Series L, 4.183%, 11/25/2027	520,906
950,000	Barclays PLC, (fixed rate to 11/24/2026, variable rate thereafter), 2.279%, 11/24/2027	872,869
555,000	Barclays PLC, (fixed rate to 3/15/2028, variable rate thereafter), 4.375%(d)	431,460
200,000	Barclays PLC, (fixed rate to 5/09/2033, variable rate thereafter), 6.224%, 5/09/2034	207,435
1,245,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	1,067,359
1,145,000	BNP Paribas SA, 2.824%, 1/26/2041(a)	794,641
415,000	BNP Paribas SA, (fixed rate to 1/20/2027, variable rate thereafter), 2.591%, 1/20/2028(a)	383,895
1,040,000	BNP Paribas SA, (fixed rate to 3/01/2028, variable rate thereafter), 4.375%, 3/01/2033(a)	973,425
See accompanying notes to financial statements.
| 30

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Fixed Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Banking — continued
$285,000	CaixaBank SA, (fixed rate to 9/13/2033, variable rate thereafter), 6.840%, 9/13/2034(a)	$300,792
1,060,000	Citigroup, Inc., (fixed rate to 3/31/2030, variable rate thereafter), 4.412%, 3/31/2031	1,013,832
80,000	Citigroup, Inc., (fixed rate to 6/03/2030, variable rate thereafter), 2.572%, 6/03/2031	68,337
640,000	Credit Agricole SA, 2.811%, 1/11/2041(a)	440,250
250,000	Credit Agricole SA, (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033	232,572
265,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	217,542
400,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	335,264
200,000	Deutsche Bank AG, (fixed rate to 11/20/2028, variable rate thereafter), 6.819%, 11/20/2029	210,569
50,000	Goldman Sachs Group, Inc., (fixed rate to 2/24/2032, variable rate thereafter), 3.102%, 2/24/2033	42,921
2,125,000	Goldman Sachs Group, Inc., (fixed rate to 8/23/2027, variable rate thereafter), 4.482%, 8/23/2028	2,087,484
470,000	HSBC Holdings PLC, (fixed rate to 3/09/2028, variable rate thereafter), 6.161%, 3/09/2029	485,316
200,000	ING Groep NV, (fixed rate to 9/11/2033, variable rate thereafter), 6.114%, 9/11/2034	209,753
265,000	Intesa Sanpaolo SpA, 7.200%, 11/28/2033(a)	282,816
220,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	195,607
45,000	JPMorgan Chase & Co., (fixed rate to 7/25/2032, variable rate thereafter), 4.912%, 7/25/2033	44,493
61,000	Morgan Stanley, 3.950%, 4/23/2027	59,213
150,000	Morgan Stanley, (fixed rate to 1/19/2033, variable rate thereafter), 5.948%, 1/19/2038	151,694
290,000	Morgan Stanley, (fixed rate to 10/18/2032, variable rate thereafter), 6.342%, 10/18/2033	312,707
460,000	Morgan Stanley, (fixed rate to 4/20/2032, variable rate thereafter), 5.297%, 4/20/2037	447,625
820,000	Morgan Stanley, (fixed rate to 9/16/2031, variable rate thereafter), 2.484%, 9/16/2036	649,922
1,205,000	Morgan Stanley, MTN, (fixed rate to 2/13/2031, variable rate thereafter), 1.794%, 2/13/2032	962,220
655,000	NatWest Group PLC, (fixed rate to 6/14/2026, variable rate thereafter), 1.642%, 6/14/2027	598,074
Principal Amount (‡)	Description	Value (†)

	Banking — continued
$200,000	NatWest Group PLC, (fixed rate to 9/30/2027, variable rate thereafter), 5.516%, 9/30/2028	$201,061
1,685,000	Societe Generale SA, (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035(a)	1,418,928
255,000	Synchrony Bank, 5.400%, 8/22/2025	251,185
330,000	Synchrony Bank, 5.625%, 8/23/2027	324,604
250,000	UBS Group AG, (fixed rate to 11/15/2032, variable rate thereafter), 9.016%, 11/15/2033(a)	307,309
250,000	UBS Group AG, (fixed rate to 6/05/2025, variable rate thereafter), 2.193%, 6/05/2026(a)	237,746
395,000	UBS Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028(a)	409,781
500,000	UBS Group AG, (fixed rate to 8/12/2032, variable rate thereafter), 6.537%, 8/12/2033(a)	533,255
540,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035(a)	507,858
		21,773,557
	Brokerage — 0.5%
110,000	Jefferies Financial Group, Inc., 5.875%, 7/21/2028	112,794
733,000	Jefferies Financial Group, Inc., 6.250%, 1/15/2036	770,437
		883,231
	Building Materials — 1.2%
1,045,000	Cemex SAB de CV, 3.875%, 7/11/2031(a)	934,612
310,000	Cemex SAB de CV, (fixed rate to 6/08/2026, variable rate thereafter), 5.125%(a)(d)	293,992
211,000	Masco Corp., 6.500%, 8/15/2032	230,051
778,000	Owens Corning, 7.000%, 12/01/2036	892,366
		2,351,021
	Cable Satellite — 2.4%
325,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	258,630
1,285,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	1,083,849
890,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.700%, 4/01/2051	578,882
30,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.850%, 4/01/2061	18,699
1,580,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 3.950%, 6/30/2062	993,998
See accompanying notes to financial statements.
31 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Fixed Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Cable Satellite — continued
$220,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	$203,034
165,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.125%, 7/01/2049	134,005
400,000	CSC Holdings LLC, 3.375%, 2/15/2031(a)	291,829
200,000	CSC Holdings LLC, 4.125%, 12/01/2030(a)	152,150
800,000	CSC Holdings LLC, 4.625%, 12/01/2030(a)	481,696
125,000	DISH DBS Corp., 5.125%, 6/01/2029	64,424
170,000	DISH DBS Corp., 5.250%, 12/01/2026(a)	145,648
265,000	DISH DBS Corp., 5.750%, 12/01/2028(a)	211,364
145,000	Time Warner Cable LLC, 5.500%, 9/01/2041	125,437
		4,743,645
	Chemicals — 0.8%
200,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030(a)	155,233
400,000	Braskem Netherlands Finance BV, 5.875%, 1/31/2050(a)	277,169
110,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	115,310
60,000	Celanese U.S. Holdings LLC, 6.379%, 7/15/2032	63,425
175,000	Celanese U.S. Holdings LLC, 6.550%, 11/15/2030	184,997
645,000	Celanese U.S. Holdings LLC, 6.700%, 11/15/2033	699,566
		1,495,700
	Collateralized Mortgage Obligations — 0.1%
118,015	Federal Home Loan Mortgage Corp., Series 2912, Class EH, REMICS, 5.500%, 1/15/2035	120,065
	Construction Machinery — 0.7%
200,000	Ashtead Capital, Inc., 5.500%, 8/11/2032(a)	197,565
200,000	Ashtead Capital, Inc., 5.950%, 10/15/2033(a)	203,760
970,000	Caterpillar Financial Services Corp., MTN, 0.450%, 5/17/2024	952,172
		1,353,497
	Consumer Cyclical Services — 1.1%
330,000	Expedia Group, Inc., 2.950%, 3/15/2031	290,433
1,245,000	Expedia Group, Inc., 3.250%, 2/15/2030	1,141,300
295,000	Uber Technologies, Inc., 4.500%, 8/15/2029(a)	281,420
375,000	Uber Technologies, Inc., 7.500%, 9/15/2027(a)	388,361
		2,101,514
Principal Amount (‡)	Description	Value (†)

	Diversified Manufacturing — 0.8%
$85,000	Carrier Global Corp., 5.900%, 3/15/2034(a)	$91,935
555,000	Ingersoll Rand, Inc., 5.700%, 8/14/2033	587,191
85,000	Nordson Corp., 5.800%, 9/15/2033	90,224
705,000	Veralto Corp., 5.450%, 9/18/2033(a)	730,217
		1,499,567
	Electric — 0.3%
140,000	Pacific Gas & Electric Co., 3.250%, 6/01/2031	121,242
200,000	Pacific Gas & Electric Co., 4.300%, 3/15/2045	156,497
45,000	Pacific Gas & Electric Co., 4.550%, 7/01/2030	42,857
100,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	100,806
230,000	Southern Co., 5.700%, 3/15/2034	241,850
		663,252
	Finance Companies — 5.0%
465,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	424,540
550,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	478,681
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.400%, 10/29/2033	128,801
200,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 5.750%, 6/06/2028	204,688
265,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.150%, 9/30/2030	279,068
225,000	Air Lease Corp., 3.125%, 12/01/2030	196,797
191,000	Air Lease Corp., 4.625%, 10/01/2028	186,606
125,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	110,896
420,000	Aircastle Ltd., 6.500%, 7/18/2028(a)	428,281
395,000	Ares Capital Corp., 2.875%, 6/15/2028	349,943
565,000	Ares Capital Corp., 3.200%, 11/15/2031	472,519
350,000	Aviation Capital Group LLC, 1.950%, 1/30/2026(a)	324,394
170,000	Aviation Capital Group LLC, 6.250%, 4/15/2028(a)	173,125
550,000	Aviation Capital Group LLC, 6.750%, 10/25/2028(a)	574,162
290,000	Barings BDC, Inc., 3.300%, 11/23/2026	264,423
1,110,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027	986,205
20,000	Blue Owl Capital Corp., 2.625%, 1/15/2027	18,021
575,000	Blue Owl Capital Corp., 2.875%, 6/11/2028	504,732
490,000	Blue Owl Capital Corp., 4.250%, 1/15/2026	473,442
110,000	Blue Owl Technology Finance Corp., 2.500%, 1/15/2027	96,013
495,000	GATX Corp., 5.450%, 9/15/2033	498,050
30,000	GATX Corp., 6.050%, 3/15/2034	31,154
60,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	53,633
See accompanying notes to financial statements.
| 32

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Fixed Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Finance Companies — continued
$375,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026(a)	$345,937
330,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029(a)	298,678
995,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031(a)	875,099
865,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033(a)	734,842
300,000	SMBC Aviation Capital Finance DAC, 5.450%, 5/03/2028(a)	301,658
		9,814,388
	Financial Other — 0.0%
200,000	CIFI Holdings Group Co. Ltd., 6.450%, 11/07/2024(e)	13,000
200,000	Country Garden Holdings Co. Ltd., 3.300%, 1/12/2031(e)	16,086
200,000	Logan Group Co. Ltd., 4.850%, 12/14/2026(e)	13,000
200,000	Shimao Group Holdings Ltd., 4.750%, 7/03/2022(e)	7,920
200,000	Shimao Group Holdings Ltd., 5.200%, 1/16/2027(e)	6,454
200,000	Shimao Group Holdings Ltd., 5.600%, 7/15/2026(e)	7,744
200,000	Shimao Group Holdings Ltd., 6.125%, 2/21/2024(e)	8,000
200,000	Times China Holdings Ltd., 5.750%, 1/14/2027(e)	4,016
200,000	Times China Holdings Ltd., 6.200%, 3/22/2026(e)	4,500
		80,720
	Food & Beverage — 0.3%
185,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029	162,725
225,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 3.750%, 12/01/2031	193,871
300,000	Pilgrim's Pride Corp., 3.500%, 3/01/2032	253,626
5,000	Pilgrim's Pride Corp., 4.250%, 4/15/2031	4,516
		614,738
	Gaming — 0.8%
425,000	Genm Capital Labuan Ltd., 3.882%, 4/19/2031(a)	362,574
190,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	160,408
50,000	GLP Capital LP/GLP Financing II, Inc., 6.750%, 12/01/2033	53,942
45,000	VICI Properties LP, 5.125%, 5/15/2032	43,866
80,000	VICI Properties LP/VICI Note Co., Inc., 3.875%, 2/15/2029(a)	73,490
365,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026(a)	351,261
Principal Amount (‡)	Description	Value (†)

	Gaming — continued
$295,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026(a)	$285,538
265,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025(a)	260,296
		1,591,375
	Government Owned - No Guarantee — 0.9%
955,000	Antares Holdings LP, 3.750%, 7/15/2027(a)	860,447
780,000	Pertamina Persero PT, 6.450%, 5/30/2044(a)	850,460
200,000	Sino-Ocean Land Treasure IV Ltd., 4.750%, 1/14/2030(e)	16,222
		1,727,129
	Health Insurance — 0.8%
20,000	Centene Corp., 2.450%, 7/15/2028	17,812
885,000	Centene Corp., 2.500%, 3/01/2031	737,348
155,000	Centene Corp., 2.625%, 8/01/2031	128,607
180,000	Centene Corp., 3.000%, 10/15/2030	155,888
155,000	Centene Corp., 3.375%, 2/15/2030	139,071
350,000	Centene Corp., 4.625%, 12/15/2029	335,554
		1,514,280
	Healthcare — 0.3%
200,000	Alcon Finance Corp., 5.375%, 12/06/2032(a)	206,287
105,000	CVS Health Corp., 5.250%, 1/30/2031	107,708
55,000	HCA, Inc., 2.375%, 7/15/2031	45,318
195,000	HCA, Inc., 3.500%, 9/01/2030	176,772
75,000	HCA, Inc., 5.500%, 6/01/2033	76,178
		612,263
	Home Construction — 1.0%
195,000	MDC Holdings, Inc., 3.966%, 8/06/2061	127,000
510,000	MDC Holdings, Inc., 6.000%, 1/15/2043	474,097
260,000	Meritage Homes Corp., 3.875%, 4/15/2029(a)	238,925
981,000	PulteGroup, Inc., 6.000%, 2/15/2035	1,030,107
		1,870,129
	Hybrid ARMs — 0.0%
6,565	Federal National Mortgage Association, 1 yr. RFUCC Treasury + 1.810%, 6.040%, 9/01/2036(b)	6,754
1,592	Federal National Mortgage Association, 6 mo. RFUCC Treasury + 1.460%, 7.161%, 2/01/2037(b)	1,615
		8,369
	Independent Energy — 3.0%
1,160,000	Aker BP ASA, 3.750%, 1/15/2030(a)	1,065,063
995,000	Continental Resources, Inc., 2.875%, 4/01/2032(a)	807,179
1,280,000	Continental Resources, Inc., 5.750%, 1/15/2031(a)	1,274,188
280,000	Energian Israel Finance Ltd., 5.375%, 3/30/2028(a)	245,770
See accompanying notes to financial statements.
33 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Fixed Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Independent Energy — continued
$370,000	Energian Israel Finance Ltd., 5.875%, 3/30/2031(a)	$311,798
385,000	EQT Corp., 3.625%, 5/15/2031(a)	343,832
165,000	EQT Corp., 5.000%, 1/15/2029	163,453
100,000	EQT Corp., 7.000%, 2/01/2030	107,324
40,000	Marathon Oil Corp., 6.800%, 3/15/2032	43,334
200,000	Occidental Petroleum Corp., 6.125%, 1/01/2031	207,638
130,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	138,256
120,000	Occidental Petroleum Corp., 7.500%, 5/01/2031	134,561
440,000	Ovintiv, Inc., 6.500%, 8/15/2034	467,750
40,000	Ovintiv, Inc., 7.375%, 11/01/2031	44,064
65,000	Southwestern Energy Co., 4.750%, 2/01/2032	60,139
385,000	Var Energi ASA, 8.000%, 11/15/2032(a)	431,046
95,000	Viper Energy, Inc., 7.375%, 11/01/2031(a)	98,325
		5,943,720
	Industrial Other — 0.3%
500,000	Jacobs Engineering Group, Inc., 6.350%, 8/18/2028	522,198
	Leisure — 0.6%
280,000	Carnival Corp., 4.000%, 8/01/2028(a)	260,327
70,000	Carnival Corp., 7.000%, 8/15/2029(a)	73,088
80,000	NCL Corp. Ltd., 5.875%, 3/15/2026(a)	78,173
250,000	NCL Corp. Ltd., 5.875%, 2/15/2027(a)	247,007
400,000	NCL Corp. Ltd., 8.125%, 1/15/2029(a)	417,833
110,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028(a)	108,598
		1,185,026
	Life Insurance — 2.1%
490,000	Athene Global Funding, 1.608%, 6/29/2026(a)	443,248
159,000	Brighthouse Financial, Inc., 4.700%, 6/22/2047	126,374
1,488,000	National Life Insurance Co., 10.500%, 9/15/2039(a)	1,933,046
1,560,000	NLV Financial Corp., 7.500%, 8/15/2033(a)	1,631,573
		4,134,241
	Lodging — 0.2%
165,000	Marriott International, Inc., Series HH, 2.850%, 4/15/2031	142,803
40,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029(a)	35,248
65,000	Travel & Leisure Co., 4.500%, 12/01/2029(a)	58,213
55,000	Travel & Leisure Co., 4.625%, 3/01/2030(a)	49,187
Principal Amount (‡)	Description	Value (†)

	Lodging — continued
$10,000	Travel & Leisure Co., 6.000%, 4/01/2027	$9,944
10,000	Travel & Leisure Co., 6.625%, 7/31/2026(a)	10,088
		305,483
	Media Entertainment — 1.4%
55,000	iHeartCommunications, Inc., 4.750%, 1/15/2028(a)	42,312
25,000	iHeartCommunications, Inc., 5.250%, 8/15/2027(a)	19,864
935,000	Netflix, Inc., 4.875%, 6/15/2030(a)	946,735
60,000	Netflix, Inc., 5.375%, 11/15/2029(a)	61,987
425,000	Netflix, Inc., 5.875%, 11/15/2028	447,433
645,000	Netflix, Inc., 6.375%, 5/15/2029	701,281
155,000	Warnermedia Holdings, Inc., 4.054%, 3/15/2029	147,063
480,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032	439,298
		2,805,973
	Metals & Mining — 3.4%
735,000	Anglo American Capital PLC, 2.875%, 3/17/2031(a)	625,074
465,000	Anglo American Capital PLC, 5.500%, 5/02/2033(a)	469,746
640,000	ArcelorMittal SA, 6.800%, 11/29/2032	692,101
200,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027(a)	169,969
1,360,000	Glencore Funding LLC, 2.500%, 9/01/2030(a)	1,164,364
645,000	Glencore Funding LLC, 2.850%, 4/27/2031(a)	556,184
205,000	Glencore Funding LLC, 5.700%, 5/08/2033(a)	212,691
680,000	Glencore Funding LLC, 6.125%, 10/06/2028(a)	712,375
650,000	Glencore Funding LLC, 6.375%, 10/06/2030(a)	697,842
1,255,000	Glencore Funding LLC, 6.500%, 10/06/2033(a)	1,368,224
85,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026(a)	52,812
		6,721,382
	Midstream — 3.1%
205,000	Cheniere Energy Partners LP, 3.250%, 1/31/2032	174,667
810,000	Cheniere Energy Partners LP, 4.000%, 3/01/2031	736,406
75,000	Cheniere Energy Partners LP, 4.500%, 10/01/2029	71,735
240,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	208,107
50,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	49,971
125,000	DCP Midstream Operating LP, 6.450%, 11/03/2036(a)	132,916
See accompanying notes to financial statements.
| 34

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Fixed Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Midstream — continued
$625,000	Enbridge, Inc., 5.700%, 3/08/2033	$649,623
588,000	Energy Transfer LP, 5.000%, 5/15/2044	516,746
370,000	Energy Transfer LP, 5.750%, 2/15/2033	381,462
150,000	Energy Transfer LP, 6.550%, 12/01/2033	162,795
145,000	EnLink Midstream LLC, 6.500%, 9/01/2030(a)	147,988
45,000	MPLX LP, 5.000%, 3/01/2033	44,082
43,000	ONEOK Partners LP, 6.200%, 9/15/2043	44,938
230,000	Plains All American Pipeline LP/PAA Finance Corp., 3.550%, 12/15/2029	211,754
380,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	349,673
5,000	Plains All American Pipeline LP/PAA Finance Corp., 4.300%, 1/31/2043	3,969
420,000	Targa Resources Corp., 6.125%, 3/15/2033	442,192
175,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032	159,467
70,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	67,999
150,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030	149,973
165,000	Venture Global Calcasieu Pass LLC, 3.875%, 11/01/2033(a)	139,829
75,000	Venture Global Calcasieu Pass LLC, 6.250%, 1/15/2030(a)	74,594
85,000	Western Midstream Operating LP, 4.050%, 2/01/2030	79,487
120,000	Western Midstream Operating LP, 5.250%, 2/01/2050	107,587
195,000	Western Midstream Operating LP, 5.300%, 3/01/2048	169,694
35,000	Western Midstream Operating LP, 5.450%, 4/01/2044	31,686
25,000	Western Midstream Operating LP, 5.500%, 8/15/2048	22,295
340,000	Western Midstream Operating LP, 6.150%, 4/01/2033	353,215
215,000	Western Midstream Operating LP, 6.350%, 1/15/2029	224,548
45,000	Williams Cos., Inc., 4.650%, 8/15/2032	43,866
		5,953,264
	Natural Gas — 0.1%
115,000	Southern Co. Gas Capital Corp., 5.750%, 9/15/2033	120,750
	Non-Agency Commercial Mortgage-Backed Securities — 2.1%
34,922	BB-UBS Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030(a)	30,792
95,000	BPR Trust, Series 2021-NRD, Class B, 1 mo. USD SOFR + 2.124%, 7.486%, 12/15/2038(a)(b)	89,797
Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — continued
$105,000	BPR Trust, Series 2021-NRD, Class C, 1 mo. USD SOFR + 2.424%, 7.786%, 12/15/2038(a)(b)	$98,864
65,000	BPR Trust, Series 2021-NRD, Class D, 1 mo. USD SOFR + 3.723%, 9.085%, 12/15/2038(a)(b)	60,867
290,000	BPR Trust, Series 2022-STAR, Class A, 1 mo. USD SOFR + 3.232%, 8.594%, 8/15/2024(a)(b)	288,726
6,861	Commercial Mortgage Pass-Through Certificates, Series 2012-CR3, Class AM, 3.416%, 10/15/2045(a)	6,106
100,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class B, 4.185%, 9/15/2037(a)	80,871
205,000	DC Commercial Mortgage Trust, Series 2023-DC, Class B, 6.804%, 9/12/2040(a)	210,158
116,680	Extended Stay America Trust, Series 2021-ESH, Class B, 1 mo. USD SOFR + 1.494%, 6.857%, 7/15/2038(a)(b)	114,848
130,682	Extended Stay America Trust, Series 2021-ESH, Class C, 1 mo. USD SOFR + 1.814%, 7.177%, 7/15/2038(a)(b)	128,548
93,344	Extended Stay America Trust, Series 2021-ESH, Class D, 1 mo. USD SOFR + 2.364%, 7.727%, 7/15/2038(a)(b)	91,703
105,000	GS Mortgage Securities Corp. Trust, Series 2012-BWTR, Class A, 2.954%, 11/05/2034(a)	77,796
115,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.550%, 3/05/2033, 144A(a)(b)	88,304
125,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class B, 3.550%, 3/05/2033(a)(b)	89,202
92,484	GS Mortgage Securities Trust, Series 2014-GC18, Class AS, 4.383%, 1/10/2047	90,364
115,000	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(b)	107,149
346,117	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-LC9, Class C, 3.784%, 12/15/2047(a)(b)	306,659
105,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class A5, 3.598%, 11/15/2048	99,898
223,925	Med Trust, Series 2021-MDLN, Class B, 1 mo. USD SOFR + 1.564%, 6.927%, 11/15/2038(a)(b)	219,428
199,045	Med Trust, Series 2021-MDLN, Class C, 1 mo. USD SOFR + 1.914%, 7.277%, 11/15/2038(a)(b)	194,798
See accompanying notes to financial statements.
35 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Fixed Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Non-Agency Commercial Mortgage-Backed Securities — continued
$99,522	Med Trust, Series 2021-MDLN, Class D, 1 mo. USD SOFR + 2.114%, 7.477%, 11/15/2038(a)(b)	$96,899
55,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class C, 7.432%, 10/15/2046(b)	51,451
495,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C30, Class C, 4.087%, 9/15/2049(b)	355,735
91,554	MSBAM Commercial Mortgage Securities Trust, Series 2012-CKSV, Class A2, 3.277%, 10/15/2030(a)	78,776
79,766	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B, 3.954%, 7/15/2046(b)	69,351
155,000	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class AS, 4.020%, 8/15/2050	151,900
23,890	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class D, 5.855%, 3/15/2044(a)(b)	6,923
145,000	WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B, 4.204%, 8/15/2046(b)	118,076
175,000	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B, 4.378%, 5/15/2047	135,590
655,000	WFRBS Commercial Mortgage Trust, Series 2014-C24, Class B, 4.204%, 11/15/2047(b)	569,511
		4,109,090
	Office REITs — 0.0%
85,000	Corporate Office Properties LP, 2.750%, 4/15/2031	68,705
	Other REITs — 0.2%
350,000	Extra Space Storage LP, 5.900%, 1/15/2031	365,303
	Paper — 0.1%
137,000	WestRock MWV LLC, 7.550%, 3/01/2047	161,341
104,000	WestRock MWV LLC, 8.200%, 1/15/2030	119,782
		281,123
	Pharmaceuticals — 1.0%
100,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028(a)	60,224
200,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	191,399
895,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	605,779
240,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	229,800
200,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	191,009
Principal Amount (‡)	Description	Value (†)

	Pharmaceuticals — continued
$400,000	Teva Pharmaceutical Finance Netherlands III BV, 7.875%, 9/15/2029	$431,105
200,000	Teva Pharmaceutical Finance Netherlands III BV, 8.125%, 9/15/2031	218,116
		1,927,432
	Property & Casualty Insurance — 0.2%
555,000	Stewart Information Services Corp., 3.600%, 11/15/2031	432,303
	Retail REITs — 0.0%
70,000	Brixmor Operating Partnership LP, 2.250%, 4/01/2028	62,160
	Retailers — 1.4%
2,680,000	Amazon.com, Inc., 0.450%, 5/12/2024	2,632,640
50,000	AutoNation, Inc., 3.850%, 3/01/2032	44,428
50,000	Dollar Tree, Inc., 2.650%, 12/01/2031	42,484
125,000	Tapestry, Inc., 3.050%, 3/15/2032	101,686
		2,821,238
	Technology — 6.2%
50,000	Arrow Electronics, Inc., 2.950%, 2/15/2032	42,261
165,000	Broadcom, Inc., 2.450%, 2/15/2031(a)	141,085
145,000	Broadcom, Inc., 2.600%, 2/15/2033(a)	119,458
465,000	Broadcom, Inc., 3.137%, 11/15/2035(a)	381,758
240,000	Broadcom, Inc., 3.187%, 11/15/2036(a)	194,485
260,000	Broadcom, Inc., 3.419%, 4/15/2033(a)	228,360
400,000	Broadcom, Inc., 3.469%, 4/15/2034(a)	348,002
380,000	Broadcom, Inc., 4.150%, 11/15/2030	362,969
130,000	Broadcom, Inc., 4.150%, 4/15/2032(a)	122,548
85,000	Broadcom, Inc., 4.300%, 11/15/2032	81,546
255,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	233,171
40,000	CDW LLC/CDW Finance Corp., 3.276%, 12/01/2028	36,655
1,045,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	926,204
130,000	CDW LLC/CDW Finance Corp., 4.250%, 4/01/2028	124,498
125,000	CommScope Technologies LLC, 5.000%, 3/15/2027(a)	52,031
295,000	CommScope, Inc., 4.750%, 9/01/2029(a)	198,065
45,000	Dell International LLC/EMC Corp., 5.750%, 2/01/2033	47,407
715,000	Entegris Escrow Corp., 4.750%, 4/15/2029(a)	688,841
1,175,000	Equinix, Inc., 2.150%, 7/15/2030	995,496
765,000	Fiserv, Inc., 5.625%, 8/21/2033	801,397
170,000	Flex Ltd., 6.000%, 1/15/2028	175,532
185,000	Global Payments, Inc., 2.900%, 5/15/2030	162,722
235,000	Global Payments, Inc., 2.900%, 11/15/2031	201,016
130,000	Global Payments, Inc., 5.300%, 8/15/2029	130,850
280,000	Global Payments, Inc., 5.400%, 8/15/2032	282,729
375,000	Jabil, Inc., 3.600%, 1/15/2030	339,492
125,000	Leidos, Inc., 2.300%, 2/15/2031	104,626
55,000	Leidos, Inc., 4.375%, 5/15/2030	52,656
See accompanying notes to financial statements.
| 36

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Fixed Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

	Technology — continued
$490,000	Leidos, Inc., 5.750%, 3/15/2033	$510,961
250,000	Marvell Technology, Inc., 2.950%, 4/15/2031	218,466
5,000	Marvell Technology, Inc., 5.950%, 9/15/2033	5,302
55,000	Micron Technology, Inc., 2.703%, 4/15/2032	46,191
120,000	Micron Technology, Inc., 4.663%, 2/15/2030	117,118
425,000	Micron Technology, Inc., 5.875%, 2/09/2033	441,739
1,050,000	Micron Technology, Inc., 5.875%, 9/15/2033	1,092,086
40,000	Motorola Solutions, Inc., 5.600%, 6/01/2032	41,264
50,000	Oracle Corp., 2.950%, 4/01/2030	45,127
600,000	Oracle Corp., 3.950%, 3/25/2051	469,839
140,000	Sensata Technologies, Inc., 3.750%, 2/15/2031(a)	123,302
200,000	SK Hynix, Inc., 6.375%, 1/17/2028(a)	206,453
450,000	Trimble, Inc., 6.100%, 3/15/2033	481,591
460,000	VMware LLC, 2.200%, 8/15/2031	381,162
140,000	Western Digital Corp., 2.850%, 2/01/2029	120,523
310,000	Western Digital Corp., 4.750%, 2/15/2026	304,116
		12,181,100
	Transportation Services — 0.3%
562,000	ERAC USA Finance LLC, 6.700%, 6/01/2034(a)	634,553
	Treasuries — 12.3%
6,775(f )	Brazil Notas do Tesouro Nacional, Series NTNF, 10.000%, 1/01/2029, (BRL)	1,391,363
175,689(g )	Mexico Bonos, Series M, 7.500%, 5/26/2033, (MXN)	937,005
20,790,000	Republic of South Africa Government Bonds, Series 2035, 8.875%, 2/28/2035, (ZAR)	958,664
2,485,000	U.S. Treasury Bonds, 2.250%, 2/15/2052	1,722,610
7,125,000	U.S. Treasury Bonds, 3.250%, 5/15/2042	6,251,074
1,550,000	U.S. Treasury Bonds, 4.125%, 8/15/2053	1,566,711
11,110,000	U.S. Treasury Notes, 4.625%, 6/30/2025	11,136,473
		23,963,900
	Wireless — 1.6%
555,000	American Tower Corp., 5.900%, 11/15/2033	587,592
585,000	Sprint Capital Corp., 8.750%, 3/15/2032	722,044
100,000	T-Mobile USA, Inc., 2.400%, 3/15/2029	89,744
230,000	T-Mobile USA, Inc., 2.700%, 3/15/2032	196,006
305,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	278,828
1,120,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	1,062,098
225,000	T-Mobile USA, Inc., 5.750%, 1/15/2034	238,645
		3,174,957
Principal Amount (‡)	Description	Value (†)

	Wirelines — 0.0%
$55,000	Verizon Communications, Inc., 2.355%, 3/15/2032	$45,747
	Total Non-Convertible Bonds (Identified Cost $177,640,983)	167,489,391

Convertible Bonds — 1.7%
	Airlines — 0.2%
305,000	Southwest Airlines Co., 1.250%, 5/01/2025	308,203
	Cable Satellite — 0.3%
965,000	DISH Network Corp., 3.375%, 8/15/2026	511,450
180,000	DISH Network Corp., Zero Coupon, 6.944%–9.514%, 12/15/2025(h)	111,600
		623,050
	Consumer Cyclical Services — 0.1%
245,000	Uber Technologies, Inc., Zero Coupon, 0.000%–1.922%, 12/15/2025(h)	249,130
	Electric — 0.2%
490,000	PPL Capital Funding, Inc., 2.875%, 3/15/2028(a)	474,565
	Healthcare — 0.3%
600,000	Teladoc Health, Inc., 1.250%, 6/01/2027	493,140
	Pharmaceuticals — 0.4%
150,000	BioMarin Pharmaceutical, Inc., 0.599%, 8/01/2024	147,840
465,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	477,508
130,000	Livongo Health, Inc., 0.875%, 6/01/2025	121,540
		746,888
	Retailers — 0.2%
110,000	Etsy, Inc., 0.125%, 9/01/2027	93,566
335,000	Etsy, Inc., 0.250%, 6/15/2028	268,201
		361,767
	Total Convertible Bonds (Identified Cost $4,010,441)	3,256,743

Municipals — 0.3%
	Virginia — 0.3%
805,000	Tobacco Settlement Financing Corp., 6.706%, 6/01/2046 (Identified Cost $797,100)	691,569
	Total Bonds and Notes (Identified Cost $182,448,524)	171,437,703

Collateralized Loan Obligations — 3.9%
395,000	522 Funding CLO Ltd., Series 2021-7A, Class D, 3 mo. USD SOFR + 3.162%, 8.574%, 4/23/2034(a)(b)	377,172
See accompanying notes to financial statements.
37 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Fixed Income Fund (continued)
Principal Amount (‡)	Description	Value (†)

$250,000	AGL CLO 5 Ltd., Series 2020-5A, Class BR, 3 mo. USD SOFR + 1.962%, 7.377%, 7/20/2034(a)(b)	$249,387
600,000	Alinea CLO Ltd., Series 2018-1A, Class B, 3 mo. USD SOFR + 1.912%, 7.327%, 7/20/2031(a)(b)	599,959
250,000	Battalion CLO VIII Ltd., Series 2015-8A, Class A2R2, 3 mo. USD SOFR + 1.812%, 7.207%, 7/18/2030(a)(b)	249,563
250,000	Canyon CLO Ltd., Series 2021-4A, Class B, 3 mo. USD SOFR + 1.962%, 7.356%, 10/15/2034(a)(b)	248,132
270,000	Carlyle U.S. CLO Ltd., Series 2021-9A, Class B, 3 mo. USD SOFR + 1.912%, 7.327%, 10/20/2034(a)(b)	268,315
250,000	CIFC Funding Ltd., Series 2021-6A, Class B, 3 mo. USD SOFR + 1.912%, 7.306%, 10/15/2034(a)(b)	248,719
455,000	Dryden 53 CLO Ltd., Series 2017-53A, Class B, 3 mo. USD SOFR + 1.662%, 7.056%, 1/15/2031(a)(b)	452,342
275,000	Elmwood CLO VIII Ltd., Series 2021-1A, Class D2, 3 mo. USD SOFR + 3.112%, 8.527%, 1/20/2034(a)(b)	273,338
250,000	Galaxy XXV CLO Ltd., Series 2018-25A, Class B, 3 mo. USD SOFR + 1.912%, 7.290%, 10/25/2031(a)(b)	249,490
250,000	Galaxy XXVI CLO Ltd., Series 2018-26A, Class B, 3 mo. USD SOFR + 1.962%, 7.333%, 11/22/2031(a)(b)	249,984
255,000	Invesco CLO Ltd., Series 2021-1A, Class D, 3 mo. USD SOFR + 3.312%, 8.706%, 4/15/2034(a)(b)	252,786
250,000	Madison Park Funding XXIV Ltd., Series 2016-24A, Class BR, 3 mo. USD SOFR + 2.012%, 7.427%, 10/20/2029(a)(b)	250,009
301,450	Madison Park Funding XXV Ltd., Series 2017-25A, Class A1R, 3 mo. USD SOFR + 1.232%, 6.610%, 4/25/2029(a)(b)	301,399
250,000	Magnetite XIV-R Ltd., Series 2015-14RA, Class B, 3 mo. USD SOFR + 1.862%, 7.257%, 10/18/2031(a)(b)	249,987
248,595	Magnetite XV Ltd., Series 2015-15A, Class AR, 3 mo. USD SOFR + 1.272%, 6.650%, 7/25/2031(a)(b)	247,851
530,000	Morgan Stanley Eaton Vance CLO Ltd., Series 2022-16A, Class B, 3 mo. USD SOFR + 1.950%, 7.344%, 4/15/2035(a)(b)	529,373
250,000	Neuberger Berman CLO XX Ltd., Series 2015-20A, Class BRR, 3 mo. USD SOFR + 1.912%, 7.306%, 7/15/2034(a)(b)	249,987
300,000	Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A2, 3 mo. USD SOFR + 1.732%, 7.126%, 4/16/2031(a)(b)	298,189
274,918	Octagon Investment Partners XV Ltd., Series 2013-1A, Class A1RR, 3 mo. USD SOFR + 1.232%, 6.628%, 7/19/2030(a)(b)	274,576
Principal Amount (‡)	Description	Value (†)

$250,000	OHA Credit Partners XVI, Series 2021-16A, Class A, 3 mo. USD SOFR + 1.412%, 6.807%, 10/18/2034(a)(b)	$250,113
96,533	Palmer Square Loan Funding Ltd., Series 2021-3A, Class A1, 3 mo. USD SOFR + 1.062%, 6.477%, 7/20/2029(a)(b)	96,352
250,000	Rad CLO 15 Ltd., Series 2021-15A, Class B, 3 mo. USD SOFR + 1.912%, 7.327%, 1/20/2034(a)(b)	248,595
360,000	Recette CLO Ltd., Series 2015-1A, Class BRR, 3 mo. USD SOFR + 1.662%, 7.077%, 4/20/2034(a)(b)	355,370
310,000	Sixth Street CLO XVIII Ltd., Series 2021-18A, Class D, 3 mo. USD SOFR + 3.162%, 8.577%, 4/20/2034(a)(b)	308,968
255,000	Voya CLO Ltd., Series 2018-3A, Class B, 3 mo. USD SOFR + 1.912%, 7.306%, 10/15/2031(a)(b)	253,838
	Total Collateralized Loan Obligations (Identified Cost $7,646,533)	7,633,794

Shares
Preferred Stocks — 0.8%

Convertible Preferred Stocks — 0.8%
	Banking — 0.5%
590	Bank of America Corp., Series L, 7.250%	711,115
162	Wells Fargo & Co., Series L, Class A, 7.500%	193,691
		904,806
	Midstream — 0.3%
12,375	El Paso Energy Capital Trust I, 4.750%	582,862
	Total Convertible Preferred Stocks (Identified Cost $1,471,432)	1,487,668
	Total Preferred Stocks (Identified Cost $1,471,432)	1,487,668

Principal Amount (‡)
Senior Loans — 0.4%
Building Materials — 0.1%
$190,000	Summit Materials LLC, 2023 Incremental Term Loan B, 11/30/2028(i)	190,595
See accompanying notes to financial statements.
| 38

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Fixed Income Fund (continued)
Principal Amount (‡)	Description	Value (†)
	Leisure — 0.1%
$89,021	Carnival Corp., 2021 Incremental Term Loan B, 1 mo. USD SOFR + 3.250%, 8.720%, 10/18/2028(b)(j)	$89,058
79,188	Carnival Corp., 2023 Term Loan B, 1 mo. USD SOFR + 3.000%, 8.357%, 8/08/2027(b)(j)	79,254
		168,312
	Technology — 0.2%
420,000	GTCR W Merger Sub LLC, USD Term Loan B, 9/20/2030(i)	421,575
	Total Senior Loans (Identified Cost $775,994)	780,482

Shares
Common Stocks— 0.3%
	Biotechnology — 0.2%
1,979	AbbVie, Inc.	306,685
	Oil, Gas & Consumable Fuels — 0.1%
2,357	Canadian Natural Resources Ltd.	154,431
879	Diamondback Energy, Inc.	136,315
		290,746
	Total Common Stocks (Identified Cost $563,043)	597,431

Principal Amount (‡)
Short-Term Investments — 6.5%
$4,362,993	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/2023 at 2.500% to be repurchased at $4,364,205 on 1/02/2024 collateralized by $4,621,000 U.S. Treasury Note, 2.500% due 3/31/2027 valued at $4,450,308 including accrued interest (Note 2 of Notes to Financial Statements)	4,362,993
Principal Amount (‡)	Description	Value (†)
$500,000	U.S. Treasury Bills, 5.043%, 6/27/2024(k)	$487,602
7,975,000	U.S. Treasury Bills, 5.262%, 5/09/2024(k)(l)	7,829,304
	Total Short-Term Investments (Identified Cost $12,675,229)	12,679,899
	Total Investments — 99.6% (Identified Cost $205,580,755)	194,616,977
	Other assets less liabilities — 0.4%	757,552
	Net Assets — 100.0%	$195,374,529

(†)	See Note 2 of Notes to Financial Statements.

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(a)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the value of Rule 144A holdings amounted to $77,817,338 or 39.8% of net assets.

(b)
Variable rate security. Rate as of December 31, 2023 is disclosed.
Issuers comprised of various lots with differing coupon rates have been aggregated for the purpose of presentation in the Portfolio of
Investments and show a weighted average rate. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. These securities may not indicate a reference rate and/or spread in their description.

(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	Perpetual bond with no specified maturity date.
(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)	Amount shown represents units. One unit represents a principal amount of 1,000.
(g)	Amount shown represents units. One unit represents a principal amount of 100.
(h)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(i)	Position is unsettled. Contract rate was not determined at December 31, 2023 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(j)
Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate which may range from 0.00% to 2.50%, to which the spread is added.

(k)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(l)
The Fund's investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of
Investments.

ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
REMICS	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
See accompanying notes to financial statements.
39 |

Portfolio of Investments – as of December 31, 2023
Loomis Sayles Investment Grade Fixed Income Fund (continued)

BRL	Brazilian Real
MXN	Mexican Peso
ZAR	South African Rand
At December 31, 2023, open long futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
CBOT 10 Year U.S. Treasury Notes Futures	3/19/2024	195	$21,374,216	$22,013,672	$639,456
CBOT 2 Year U.S. Treasury Notes Futures	3/28/2024	153	31,246,484	31,504,851	258,367
CBOT 5 Year U.S. Treasury Notes Futures	3/28/2024	338	36,225,840	36,765,422	539,582
CBOT U.S. Long Bond Futures	3/19/2024	163	19,266,479	20,364,813	1,098,334
CME Ultra Long Term U.S. Treasury Bond Futures	3/19/2024	5	621,573	667,969	46,396
Total					$2,582,135
At December 31, 2023, open short futures contracts were as follows:
Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10-Year U.S. Treasury Notes Futures	3/19/2024	390	$44,819,169	$46,026,094	$(1,206,925)
Industry Summary at December 31, 2023
Treasuries	12.3%
Banking	11.7
Technology	6.4
ABS Car Loan	5.5
ABS Home Equity	5.0
Finance Companies	5.0
ABS Other	3.6
Metals & Mining	3.4
Midstream	3.4
Independent Energy	3.0
Cable Satellite	2.7
Life Insurance	2.1
Non-Agency Commercial Mortgage-Backed Securities	2.1
Other Investments, less than 2% each	23.0
Collateralized Loan Obligations	3.9
Short-Term Investments	6.5
Total Investments	99.6
Other assets less liabilities (including futures contracts)	0.4
Net Assets	100.0%
See accompanying notes to financial statements.
| 40

Statements of Assets and Liabilities
December 31, 2023

	Bond Fund	Investment Grade Fixed Income Fund
ASSETS
Investments at cost	$5,114,452,037	$205,580,755
Net unrealized depreciation	(595,719,906)	(10,963,778)
Investments at value	4,518,732,131	194,616,977
Cash	83,145	3,288
Due from brokers (Note 2)	280,000	—
Foreign currency at value (identified cost $1,542 and $15, respectively)	1,553	15
Receivable for Fund shares sold	7,113,979	—
Dividends and interest receivable	56,007,325	2,146,959
Receivable for variation margin on futures contracts (Note 2)	733,799	51,533
Prepaid expenses (Note 8)	1,818	634
TOTAL ASSETS	4,582,953,750	196,819,406
LIABILITIES
Payable for securities purchased	9,303,943	1,097,079
Payable for Fund shares redeemed	10,908,236	—
Unrealized depreciation on forward foreign currency contracts (Note 2)	142,810	—
Foreign taxes payable (Note 2)	5,645	—
Management fees payable (Note 6)	1,809,670	51,589
Deferred Trustees’ fees (Note 6)	2,552,502	209,241
Administrative fees payable (Note 6)	176,646	7,524
Payable to distributor (Note 6d)	35,951	—
Audit and tax services fees payable	68,445	62,038
Other accounts payable and accrued expenses	348,470	17,406
TOTAL LIABILITIES	25,352,318	1,444,877
COMMITMENTS AND CONTINGENCIES(a)	—	—
NET ASSETS	$4,557,601,432	$195,374,529
NET ASSETS CONSIST OF:
Paid-in capital	$5,778,319,804	$217,735,790
Accumulated loss	(1,220,718,372)	(22,361,261)
NET ASSETS	$4,557,601,432	$195,374,529
See accompanying notes to financial statements.
41 |

Statements of Assets and Liabilities (continued)
December 31, 2023
	Bond Fund	Investment Grade Fixed Income Fund
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$3,386,079,240	$195,374,529
Shares of beneficial interest	290,792,893	18,778,961
Net asset value, offering and redemption price per share	$11.64	$10.40
Retail Class:
Net assets	$740,591,675	$—
Shares of beneficial interest	63,998,447	—
Net asset value, offering and redemption price per share	$11.57	$—
Admin Class shares:
Net assets	$30,521,866	$—
Shares of beneficial interest	2,647,790	—
Net asset value, offering and redemption price per share	$11.53	$—
Class N shares:
Net assets	$400,408,651	$—
Shares of beneficial interest	34,438,175	—
Net asset value, offering and redemption price per share	$11.63	$—

(a)	As disclosed in the Notes to Financial Statements, if applicable.
See accompanying notes to financial statements.
| 42

Statements of Operations
For the Year Ended December 31, 2023

	Bond Fund	Investment Grade Fixed Income Fund
INVESTMENT INCOME
Interest	$253,525,805	$8,447,019
Dividends	6,893,525	143,171
Less net foreign taxes withheld	(113,713)	(704)
	260,305,617	8,589,486
Expenses
Management fees (Note 6)	26,785,779	768,537
Service and distribution fees (Note 6)	2,135,109	—
Administrative fees (Note 6)	2,224,676	88,993
Trustees' fees and expenses (Note 6)	401,139	39,861
Transfer agent fees and expenses (Notes 6 and 7)	3,592,274	3,972
Audit and tax services fees	70,227	62,039
Custodian fees and expenses	132,804	15,811
Legal fees	178,702	7,134
Registration fees	115,050	24,374
Shareholder reporting expenses	256,744	9,284
Miscellaneous expenses	164,841	40,799
Total expenses	36,057,345	1,060,804
Less waiver and/or expense reimbursement (Note 6)	(2,180,132)	(26,193)
Net expenses	33,877,213	1,034,611
Net investment income	226,428,404	7,554,875
Net realized and unrealized gain (loss) on Investments, Futures contracts, Forward foreign currency contracts and Foreign currency transactions
Net realized gain (loss) on:
Investments	(129,145,737)	(5,197,778)
Futures contracts	(66,161,097)	(3,393,932)
Forward foreign currency contracts (Note 2d)	(102,750)	—
Foreign currency transactions (Note 2c)	(186,235)	1,304
Net change in unrealized appreciation (depreciation) on:
Investments	288,656,764	13,651,964
Futures contracts	41,321,604	1,588,762
Forward foreign currency contracts (Note 2d)	(142,810)	—
Foreign currency translations (Note 2c)	32,777	948
Net realized and unrealized gain on Investments, Futures contracts, Forward foreign currency contracts and Foreign currency transactions	134,272,516	6,651,268
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$360,700,920	$14,206,143
See accompanying notes to financial statements.
43 |

Statements of Changes in Net Assets

	Bond Fund		Investment Grade Fixed Income Fund
	Year Ended December 31,2023	Year Ended December 31,2022	Year Ended December 31,2023	Year Ended December 31,2022
FROM OPERATIONS:
Net investment income	$226,428,404	$209,190,346	$7,554,875	$5,974,235
Net realized loss on investments, futures contracts, forward foreign currency contracts and foreign currency transactions	(195,595,819)	(19,390,917)	(8,590,406)	(3,052,456)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	329,868,335	(1,098,662,865)	15,241,674	(32,276,734)
Net increase (decrease) in net assets resulting from operations	360,700,920	(908,863,436)	14,206,143	(29,354,955)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(182,875,915)	(211,847,206)	(8,002,821)	(8,575,864)
Retail Class	(39,121,456)	(44,765,024)	—	—
Admin Class	(1,430,991)	(1,526,364)	—	—
Class N	(21,698,797)	(22,836,367)	—	—
Total distributions	(245,127,159)	(280,974,961)	(8,002,821)	(8,575,864)
NET DECREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS (Note 11)	(649,160,041)	(1,308,389,706)	(4,317,378)	(12,070,679)
Net increase (decrease) in net assets	(533,586,280)	(2,498,228,103)	1,885,944	(50,001,498)
NET ASSETS
Beginning of the year	5,091,187,712	7,589,415,815	193,488,585	243,490,083
End of the year	$4,557,601,432	$5,091,187,712	$195,374,529	$193,488,585
See accompanying notes to financial statements.
| 44

Financial Highlights
For a share outstanding throughout each period.

	Bond Fund – Institutional Class
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$11.35	$13.62	$13.58	$13.10	$13.66	$13.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.54	0.42	0.34	0.10	0.48	0.55
Net realized and unrealized gain (loss)	0.34	(2.11)	0.09	0.59	(0.57)	0.08
Total from Investment Operations	0.88	(1.69)	0.43	0.69	(0.09)	0.63
LESS DISTRIBUTIONS FROM:
Net investment income	(0.59)	(0.58)	(0.39)	(0.14)	(0.45)	(0.50)
Net realized capital gains	—	—	—	(0.07)	(0.02)	(0.04)
Total Distributions	(0.59)	(0.58)	(0.39)	(0.21)	(0.47)	(0.54)
Net asset value, end of the period	$11.64	$11.35	$13.62	$13.58	$13.10	$13.66
Total return	8.05%(b)	(12.49)%(b)	3.23%(b)	5.35%(c)	(0.73)%	4.88%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$3,386,079	$3,759,888	$5,776,109	$6,630,032	$6,668,481	$8,071,961
Net expenses	0.67%(d)(e)	0.67%(d)	0.67%(d)	0.67%(f)	0.67%	0.67%
Gross expenses	0.71%	0.69%	0.68%	0.67%(f)	0.67%	0.67%
Net investment income	4.75%	3.44%	2.47%	3.02%(f)	3.65%	4.12%
Portfolio turnover rate	30%	23%	87%(g)	26%(h)	25%	17%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2023, the expense limit decreased from 0.67% to 0.66%. See Note 6 of Notes to Financial Statements.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(h)
The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.
45 |

Financial Highlights (continued)
For a share outstanding throughout each period.
	Bond Fund – Retail Class
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$11.28	$13.55	$13.51	$13.03	$13.59	$13.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.51	0.39	0.30	0.09	0.45	0.52
Net realized and unrealized gain (loss)	0.34	(2.11)	0.10	0.59	(0.57)	0.08
Total from Investment Operations	0.85	(1.72)	0.40	0.68	(0.12)	0.60
LESS DISTRIBUTIONS FROM:
Net investment income	(0.56)	(0.55)	(0.36)	(0.13)	(0.42)	(0.46)
Net realized capital gains	—	—	—	(0.07)	(0.02)	(0.04)
Total Distributions	(0.56)	(0.55)	(0.36)	(0.20)	(0.44)	(0.50)
Net asset value, end of the period	$11.57	$11.28	$13.55	$13.51	$13.03	$13.59
Total return	7.83%(b)	(12.78)%(b)	2.98%(b)	5.31%(c)	(0.99)%	4.72%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$740,592	$861,223	$1,248,925	$1,469,489	$1,474,316	$2,019,828
Net expenses	0.92%(d)(e)	0.92%(d)	0.92%(d)	0.92%(f)	0.92%	0.91%(g)
Gross expenses	0.96%	0.94%	0.93%	0.92%(f)	0.92%	0.92%
Net investment income	4.50%	3.20%	2.22%	2.77%(f)	3.41%	3.88%
Portfolio turnover rate	30%	23%	87%(h)	26%(i)	25%	17%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2023, the expense limit decreased from 0.92% to 0.91%. See Note 6 of Notes to Financial Statements.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(h)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(i)
The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.
| 46

Financial Highlights (continued)
For a share outstanding throughout each period.
	Bond Fund– Admin Class
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the year	$11.24	$13.49	$13.45	$12.97	$13.53	$13.44
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.49	0.36	0.27	0.08	0.42	0.48
Net realized and unrealized gain (loss)	0.34	(2.09)	0.09	0.60	(0.58)	0.08
Total from Investment Operations	0.83	(1.73)	0.36	0.68	(0.16)	0.56
LESS DISTRIBUTIONS FROM:
Net investment income	(0.54)	(0.52)	(0.32)	(0.13)	(0.38)	(0.43)
Net realized capital gains	—	—	—	(0.07)	(0.02)	(0.04)
Total Distributions	(0.54)	(0.52)	(0.32)	(0.20)	(0.40)	(0.47)
Net asset value, end of the period	$11.53	$11.24	$13.49	$13.45	$12.97	$13.53
Total return	7.50%(b)	(12.91)%(b)	2.74%(b)	5.26%(c)	(1.24)%	4.40%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$30,522	$30,678	$44,562	$50,062	$51,040	$84,028
Net expenses	1.13%(d)(e)(f)	1.13%(d)(g)	1.15%(d)(h)	1.17%(i)	1.17%	1.16%(j)
Gross expenses	1.17%(e)	1.15%(g)	1.16%(h)	1.17%(i)	1.17%	1.17%
Net investment income	4.31%	2.99%	1.99%	2.52%(i)	3.19%	3.63%
Portfolio turnover rate	30%	23%	87%(k)	26%(l)	25%	17%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.04%. See Note 6b of Notes to Financial Statements.
(f)	Effective July 1, 2023, the expense limit decreased from 1.17% to 1.16%. See Note 6 of Notes to Financial Statements.
(g)	Includes refund of prior year service fee of 0.04%.
(h)	Includes refund of prior year service fee of 0.02%.
(i)	Computed on an annualized basis for periods less than one year.
(j)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(k)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(l)
The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.
47 |

Financial Highlights (continued)
For a share outstanding throughout each period.
	Bond Fund– Class N
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$11.33	$13.60	$13.57	$13.08	$13.64	$13.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.55	0.43	0.35	0.10	0.48	0.56
Net realized and unrealized gain (loss)	0.35	(2.11)	0.08	0.61	(0.56)	0.08
Total from Investment Operations	0.90	(1.68)	0.43	0.71	(0.08)	0.64
LESS DISTRIBUTIONS FROM:
Net investment income	(0.60)	(0.59)	(0.40)	(0.15)	(0.46)	(0.51)
Net realized capital gains	—	—	—	(0.07)	(0.02)	(0.04)
Total Distributions	(0.60)	(0.59)	(0.40)	(0.22)	(0.48)	(0.55)
Net asset value, end of the period	$11.63	$11.33	$13.60	$13.57	$13.08	$13.64
Total return	8.12%(b)	(12.46)%	3.22%	5.45%(c)	(0.66)%	4.97%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$400,409	$439,999	$519,821	$903,844	$853,559	$469,234
Net expenses	0.62%(d)(e)	0.61%	0.61%	0.60%(f)	0.60%	0.59%
Gross expenses	0.63%	0.61%	0.61%	0.60%(f)	0.60%	0.59%
Net investment income	4.81%	3.54%	2.56%	3.08%(f)	3.65%	4.20%
Portfolio turnover rate	30%	23%	87%(g)	26%(h)	25%	17%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2023, the expense limit decreased from 0.62% to 0.61%. See Note 6 of Notes to Financial Statements.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(h)
The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.
| 48

Financial Highlights (continued)
For a share outstanding throughout each period.
	Investment Grade Fixed Income Fund – Institutional Class
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2020*	Year Ended September 30, 2020	Year Ended September 30, 2019
Net asset value, beginning of the period	$10.04	$11.86	$12.47	$12.48	$12.30	$12.20
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.40	0.29	0.29	0.08	0.36	0.39
Net realized and unrealized gain (loss)	0.38	(1.70)	(0.19)	0.46	0.18	0.14
Total from Investment Operations	0.78	(1.41)	0.10	0.54	0.54	0.53
LESS DISTRIBUTIONS FROM:
Net investment income	(0.42)	(0.31)	(0.30)	(0.12)	(0.32)	(0.24)
Net realized capital gains	—	(0.10)	(0.41)	(0.43)	(0.04)	(0.19)
Total Distributions	(0.42)	(0.41)	(0.71)	(0.55)	(0.36)	(0.43)
Net asset value, end of the period	$10.40	$10.04	$11.86	$12.47	$12.48	$12.30
Total return	8.00%(b)	(11.98)%	0.80%	4.38%(b)(c)	4.53%	4.46%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$195,375	$193,489	$243,490	$252,690	$229,129	$289,056
Net expenses	0.54%(d)(e)	0.52%	0.52%	0.55%(d)(f)	0.52%	0.50%
Gross expenses	0.55%	0.52%	0.52%	0.67%(f)	0.52%	0.50%
Net investment income	3.93%	2.72%	2.33%	2.53%(f)	2.93%	3.26%
Portfolio turnover rate	41%	35%	85%(g)	30%(h)	29%	11%

*	For the three month period ended December 31, 2020 due to change in fiscal year.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2023, the expense limit decreased from 0.55% to 0.53%. See Note 6 of Notes to Financial Statements.
(f)	Computed on an annualized basis for periods less than one year.
(g)	The variation in the Fund’s turnover rate from the year ended September 30, 2020 to the year ended December 31, 2021 was primarily due to a repositioning of the portfolio.
(h)
The variation in the Fund’s turnover rate, if annualized, from the year ended September 30, 2020 to the period ended December 31, 2020 was primarily due to the disposition and realignment of certain foreign currency-denominated positions.

See accompanying notes to financial statements.
49 |

Notes to Financial Statements
December 31, 2023
1.Organization. Loomis Sayles Funds I (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:
Loomis Sayles Bond Fund (“Bond Fund”)
Loomis Sayles Investment Grade Fixed Income Fund ("Investment Grade Fixed Income Fund")
Each Fund is a diversified investment company.
Each Fund offers Institutional Class shares. In addition, Bond Fund also offers Retail Class, Admin Class and Class N shares.
Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Admin Class shares are primarily intended for employer-sponsored retirement plans and are offered exclusively through intermediaries. Class N shares do not pay a front-end sales charge, a contingent deferred sales charge (“CDSC”) or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000 for Bond Fund and $3,000,000 for Investment Grade Fixed Income Fund. Certain categories of investors are exempted from the minimum investment amounts for Class N and Institutional Class as outlined in the relevant Fund’s prospectus.
Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, and Gateway Trust (“Natixis Funds Trusts”), and Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class) and transfer agent fees are borne collectively for Institutional Class, Retail Class, and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.
2.Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds' financial statements.
a. Valuation.  Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. Each Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Funds’ Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value ("NAV") per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations ("CLOs") are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities, senior loans and CLOs where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service.
The Funds may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of
| 50

Notes to Financial Statements (continued)
December 31, 2023
bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s NAV is calculated. Fair valuation by the Fund(s) valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
b. Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Loan consent fees, upfront origination fees and/or amendment fees are recorded when received and included in interest income on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.
c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded in the Funds’ books and records and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.
The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.
The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.
d. Forward Foreign Currency Contracts. A Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts, to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency a Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts. Forward foreign currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund's Portfolio of Investments.
e. Futures Contracts. A Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.
When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines.
51 |

Notes to Financial Statements (continued)
December 31, 2023
Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund's Portfolio of Investments.
Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.
f. When-Issued and Delayed Delivery Transactions. A Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.
Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party.
Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.
There were no when-issued or delayed delivery securities held by the Funds as of December 31, 2023.
g. Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of December 31, 2023 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.
A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.
h. Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as defaulted and/or non-income producing securities, premium amortization, convertible bond adjustments, corporate actions, foreign currency gains and losses, forward foreign currency contract mark-to-market, futures contract mark-to-
| 52

Notes to Financial Statements (continued)
December 31, 2023
market, trust preferred securities, return of capital distributions received, capital gain distributions received and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions, net investment income and net realized gains will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, wash sales, defaulted and/or non-income producing securities, return of capital distributions received, trust preferred securities, corporate actions, capital gain distributions received, premium amortization, forward foreign currency contract mark-to-market, perpetual bond adjustments, paydown gains and losses, straddle loss deferral adjustments, convertible bond adjustments and futures contract mark-to-market. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are reported as distributed from ordinary income for tax purposes.
The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended December 31, 2023 and 2022 was as follows:
	2023 Distributions			2022 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Bond Fund	$245,127,159	$—	$245,127,159	$280,974,961	$—	$280,974,961
Investment Grade Fixed Income Fund	8,002,821	—	8,002,821	6,401,061	2,174,803	8,575,864
Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
	Bond Fund	Investment Grade Fixed Income Fund
Undistributed ordinary income	$497,267	$34,088
Capital loss carryforward:
Short-term:
No expiration date	(48,552,039)	(3,146,776)
Long-term:
No expiration date	(522,093,443)	(7,249,529)
Total capital loss carryforward	(570,645,482)	(10,396,305)
Unrealized depreciation	(609,711,413)	(11,643,480)
Total accumulated losses	$(1,179,859,628)	$(22,005,697)
As of December 31, 2023, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:
	Bond Fund	Investment Grade Fixed Income Fund
Federal tax cost	$5,128,470,676	$206,261,405
Gross tax appreciation	$89,753,615	$4,097,321
Gross tax depreciation	(699,492,160)	(15,741,749)
Net tax depreciation	$(609,738,545)	$(11,644,428)
The difference between these amounts and those reported in the preceding table, if any, are primarily attributable to foreign currency mark-to-market.
53 |

Notes to Financial Statements (continued)
December 31, 2023
i. Senior Loans. A Fund’s investment in senior loans may be to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. The Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The settlement period for senior loans is uncertain as there is no standardized settlement schedule applicable to such investments. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.
j. Collateralized Loan Obligations. A Fund may invest in CLOs. A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateralized securities and the class of the instrument in which the Fund invests. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.
k. Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of December 31, 2023, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.
l. Due from Brokers.  Transactions and positions in certain forward foreign currency contracts are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from broker balance in the Statements of Assets and Liabilities for Bond Fund represents cash pledged as collateral for forward foreign currency contracts. In certain circumstances the Funds’ use of cash held at brokers is restricted by regulation or broker mandated limits.
m. Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
n. Regulatory Update. Effective January 24, 2023, the SEC adopted a release (the “Release”) containing rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed with the SEC on a semiannual basis on Form N-CSR. In addition to the removal of financial statements from the new tailored shareholder reports, the Release requires mandatory mailing of the reports, unless a shareholder specifically opts out and chooses electronic delivery. The Release also requires that the new tailored shareholder reports be no longer than 2-4 pages, include only a single share class of a single fund, and use a broad-based securities market index for performance comparison purposes. Management is evaluating the impact of the Release on the content of the current shareholder report and newly created tailored shareholder reports and expects to meet the required compliance date of July 24, 2024.
3.Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
| 54

Notes to Financial Statements (continued)
December 31, 2023
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds' pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Funds have knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.
Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Funds' investments as of December 31, 2023, at value:
Bond Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds(a)	$—	$3,640,484,186	$—	$3,640,484,186
Convertible Bonds(a)	—	263,491,887	—	263,491,887
Municipals(a)	—	74,680,850	—	74,680,850
Total Bonds and Notes	—	3,978,656,923	—	3,978,656,923
Collateralized Loan Obligations	—	195,548,046	—	195,548,046
Common Stocks
Technology Hardware, Storage & Peripherals	1,905,854	14,873	—	1,920,727
All Other Common Stocks(a)	86,398,645	—	—	86,398,645
Total Common Stocks	88,304,499	14,873	—	88,319,372
Senior Loans(a)	—	43,950,994	—	43,950,994
Preferred Stocks
Convertible Preferred Stocks(a)	27,209,301	—	—	27,209,301
Non-Convertible Preferred Stocks
Office REITs	—	—	2,294,242	2,294,242
Other REITs	—	9,295,385	—	9,295,385
All Other Non-Convertible Preferred Stocks(a)	978,040	—	—	978,040
Total Non-Convertible Preferred Stocks	978,040	9,295,385	2,294,242	12,567,667
Total Preferred Stocks	28,187,341	9,295,385	2,294,242	39,776,968
Short-Term Investments	—	172,479,828	—	172,479,828
Total Investments	116,491,840	4,399,946,049	2,294,242	4,518,732,131
Futures Contracts (unrealized appreciation)	58,826,503	—	—	58,826,503
Total	$175,318,343	$4,399,946,049	$2,294,242	$4,577,558,634

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(142,810)	$—	$(142,810)
Futures Contracts (unrealized depreciation)	(23,960,676)	—	—	(23,960,676)
Total	$(23,960,676)	$(142,810)	$—	$(24,103,486)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
55 |

Notes to Financial Statements (continued)
December 31, 2023

Investment Grade Fixed Income Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$—	$9,851,767	$3,330	$9,855,097
All Other Non-Convertible Bonds(a)	—	157,634,294	—	157,634,294
Total Non-Convertible Bonds	—	167,486,061	3,330	167,489,391
Convertible Bonds(a)	—	3,256,743	—	3,256,743
Municipals(a)	—	691,569	—	691,569
Total Bonds and Notes	—	171,434,373	3,330	171,437,703
Collateralized Loan Obligations	—	7,633,794	—	7,633,794
Preferred Stocks(a)	1,487,668	—	—	1,487,668
Senior Loans(a)	—	780,482	—	780,482
Common Stocks(a)	597,431	—	—	597,431
Short-Term Investments	—	12,679,899	—	12,679,899
Total Investments	2,085,099	192,528,548	3,330	194,616,977
Futures Contracts (unrealized appreciation)	2,582,135	—	—	2,582,135
Total	$4,667,234	$192,528,548	$3,330	$197,199,112

Liability Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(1,206,925)	$—	$—	$(1,206,925)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of December 31, 2022 and/or December 31, 2023:
Bond Fund
Asset Valuation Inputs
Investments in Securities	Balance as of December 31, 2022	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2023
Bonds and Notes
Non-Convertible Bonds
Property & Casualty Insurance	$1,406,500	$—	$—	$—	$—	$—	$—	$(1,406,500)	$—	$—
Preferred Stocks
Non-Convertible Preferred Stocks
Office REITs	2,398,869	—	—	(104,627)	—	—	—	—	2,294,242	(104,627)
Total	$3,805,369	$—	$—	$(104,627)	$—	$—	$—	$(1,406,500)	$2,294,242	$(104,627)
Debt securities valued at $1,406,500 were transferred from Level 3 to Level 2 during the period ended December 31, 2023. At December 31, 2022, these securities were fair valued as determined by the Fund's valuation designee as an independent pricing service was unable to price
| 56

Notes to Financial Statements (continued)
December 31, 2023
the securities. At December 31, 2023, these securities were fair valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund's valuation policies.
Investment Grade Fixed Income Fund
Asset Valuation Inputs
Investments in Securities	Balance as of December 31, 2022	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2023
Bonds and Notes
Non-Convertible Bonds
ABS Home Equity	$3,824	$—	$12	$68	$—	$(574)	$—	$—	$3,330	$(5)
4.Derivatives. Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that the Funds used during the period include forward foreign currency contracts and futures contracts.
The Funds are subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Funds may enter into forward foreign currency exchange contracts for hedging purposes to protect the value of the Funds’ holdings of foreign securities. The Funds may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Funds. During the year ended December 31, 2023, Bond Fund engaged in forward foreign currency contracts for hedging purposes and to gain exposure to foreign currencies.
The Funds are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed-income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed-income securities with longer maturities or durations, as compared to investing in fixed-income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Funds may also use futures contracts to gain investment exposure. During the year ended December 31, 2023, the Funds used futures contracts to manage duration.
The following is a summary of derivative instruments for Bond Fund as of December 31, 2023, as reflected within the Statements of Assets and Liabilities:
Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives
Interest rate contracts	$58,826,503

[1]
Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the
Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

57 |

Notes to Financial Statements (continued)
December 31, 2023

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]	Total
Over-the-counter liability derivatives
Foreign exchange contracts	$(142,810)	$—	$(142,810)
Exchange-traded liability derivatives
Interest rate contracts	—	(23,960,676)	(23,960,676)
Total liability derivatives	$(142,810)	$(23,960,676)	$(24,103,486)

[1]
Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the
Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Bond Fund during the year ended December 31, 2023, as reflected within the Statements of Operations were as follows:
Net Realized Gain (Loss) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$(66,161,097)
Foreign exchange contracts	(102,750)	—
Total	$(102,750)	$(66,161,097)

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$41,321,604
Foreign exchange contracts	(142,810)	—
Total	$(142,810)	$41,321,604
The following is a summary of derivative instruments for Investment Grade Fixed Income Fund as of December 31, 2023, as reflected within the Statements of Assets and Liabilities:
Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives
Interest rate contracts	$2,582,135

[1]
Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the
Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives
Interest rate contracts	$(1,206,925)

[1]
Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the
Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

| 58

Notes to Financial Statements (continued)
December 31, 2023
Transactions in derivative instruments for Investment Grade Fixed Income Fund during the year ended December 31, 2023, as reflected within the Statements of Operations were as follows:
Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(3,393,932)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$1,588,762
As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.
The volume of forward foreign currency contract and futures contract activity, as a percentage of net assets for the Funds, based on gross month-end or daily (as applicable) notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended December 31, 2023:
Bond Fund	Forwards	Futures
Average Notional Amount Outstanding	0.22%	37.50%
Highest Notional Amount Outstanding	0.32%	75.06%
Lowest Notional Amount Outstanding	0.00%	13.28%
Notional Amount Outstanding as of December 31, 2023	0.31%	75.06%

Investment Grade Fixed Income Fund	Futures
Average Notional Amount Outstanding	49.15%
Highest Notional Amount Outstanding	80.53%
Lowest Notional Amount Outstanding	32.54%
Notional Amount Outstanding as of December 31, 2023	80.53%
Notional amounts outstanding at the end of the prior period, if applicable, are included in the average notional amount outstanding.
Unrealized gain and/or loss on open forwards and futures is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forwards and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.
Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.
As of December 31, 2023, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:
Bond Fund
Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America N.A.	$(142,810)	$—	$(142,810)	$142,810	$—
The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank and Trust Company (“State Street Bank”).
59 |

Notes to Financial Statements (continued)
December 31, 2023
Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount. With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund.
5.Purchases and Sales of Securities. For the year ended December 31, 2023, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:
	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Bond Fund	$249,258,412	$610,698,545	$1,107,459,504	$1,631,972,210
Investment Grade Fixed Income Fund	16,412,103	31,519,547	57,002,483	58,731,427
6.Management Fees and Other Transactions with Affiliates.
a. Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.
Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:
Percentage of Average Daily Net Assets
Fund	First $3 billion	Next $22 billion	Over $25 billion
Bond Fund	0.59%	0.49%	0.48%
Investment Grade Fixed Income Fund	0.40%	0.40%	0.40%
Prior to July 1, 2023, Bond Fund paid a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund's average daily net assets:
	Percentage of Average Daily Net Assets
Fund	First $3 billion	Next $12 billion	Next $10 billion	Over $25 billion
Bond Fund	0.60%	0.50%	0.49%	0.48%
Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until April 30, 2025, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, are net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.
| 60

Notes to Financial Statements (continued)
December 31, 2023
For the year ended December 31, 2023, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:
Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Bond Fund	0.66%	0.91%	1.16%	0.61%
Investment Grade Fixed Income Fund	0.53%	— %	— %	— %
Prior to July 1, 2023, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:
Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Bond Fund	0.67%	0.92%	1.17%	0.62%
Investment Grade Fixed Income Fund	0.55%	— %	— %	— %
Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
For the year ended December 31, 2023, the management fees for each Fund were as follows:
	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Bond Fund	$26,785,779	$2,180,132	$24,605,647	0.56%	0.51%
Investment Grade Fixed Income Fund	768,537	26,193	742,344	0.40%	0.39%

[1]	Management fee waivers are subject to possible recovery until December 31, 2024.
No expenses were recovered for either Fund during the year ended December 31, 2023 under the terms of the expense limitation agreements.
b. Service and Distribution Fees. Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.
Pursuant to Rule 12b-1 under the 1940 Act, Bond Fund has adopted Distribution Plans relating to the Fund’s Retail Class shares (the “Retail Class Plan”) and Admin Class shares (the “Admin Class Plan”).
Under the Retail Class Plan, Bond Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.
Under the Admin Class Plan, Bond Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sales of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.
In addition, the Admin Class shares of Bond Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.
61 |

Notes to Financial Statements (continued)
December 31, 2023
For the year ended December 31, 2023, the service and distribution fees for Bond Fund were as follows:
	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Bond Fund	$63,679	$1,995,815	$75,615
For the year ended December 31, 2023, Natixis Distribution refunded Bond Fund $11,936 of prior year Admin Class service fees paid to Natixis Distribution in excess of amounts subsequently paid to securities dealers or financial intermediaries. Service and distribution fees on the Statements of Operations have been reduced by these amounts.
c. Administrative Fees. Natixis Advisors, LLC (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.
For the year ended December 31, 2023, the administrative fees for each Fund were as follows:
Fund	Administrative Fees
Bond Fund	$2,224,676
Investment Grade Fixed Income Fund	88,993
d. Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.
For the year ended December 31, 2023, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for Bond Fund were $3,334,865.
As of December 31, 2023, Bond Fund owes Natixis Distribution $35,951 in reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor).
Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.
e.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $210,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Governance Committee member is compensated $2,500 for each Committee meeting that he or she attends either in person or telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.
| 62

Notes to Financial Statements (continued)
December 31, 2023
Effective January 1, 2024, the Chairperson of the Board of Trustees will receive a retainer fee at the annual rate of $385,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $225,000. Each Independent Trustee will receive a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person. The chairperson of the Contract Review Committee and the chairperson of the Audit Committee each will receive an additional retainer fee at the annual rate of $25,000. All other Trustees fees will remain unchanged.
A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. Deferred amounts remain in the funds until distributed in accordance with the provisions of the Plan. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.
Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.
f. Affiliated Ownership. As of December 31, 2023, Loomis Sayles Employees’ Profit Sharing Retirement Plan held shares of Bond Fund representing 0.57% of the Fund's net assets.
7.Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses for Bond Fund attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.
For the year ended December 31, 2023, Bond Fund incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):
	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Bond Fund	$2,907,411	$652,621	$24,720	$7,522
8.Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a syndicated, revolving, committed, unsecured line of credit with State Street Bank as administrative agent. The aggregate revolving commitment amount is $575,000,000. Any one Fund may borrow up to $402,500,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $575,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.
Prior to April 6, 2023, each Fund, together with certain other funds of Natixis Funds Trusts and Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate did not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.
For the year ended December 31, 2023, neither Fund had borrowings under this agreement.
9.Risk.  Geopolitical events (such as trading halts, sanctions or wars) could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. These, and other related events, could significantly impact a Fund's performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to issuers in the country or countries involved.
10.Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of
December 31, 2023, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling
63 |

Notes to Financial Statements (continued)
December 31, 2023
ownership of more than 5% of the Fund's total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:
Fund	Number of 5% Account Holders	Percentage of Ownership
Bond Fund	1	5.70%
Investment Grade Fixed Income Fund	6	78.55%
Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Fund does not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.
11.Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
Bond Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	50,324,349	$572,079,568	60,178,494	$731,035,905
Issued in connection with the reinvestment of distributions	14,718,168	166,822,204	16,400,210	195,503,283
Redeemed	(105,495,327)	(1,198,121,685)	(169,323,595)	(2,042,242,993)
Net change	(40,452,810)	$(459,219,913)	(92,744,891)	$(1,115,703,805)
Retail Class
Issued from the sale of shares	3,830,489	$43,552,873	4,320,525	$52,713,946
Issued in connection with the reinvestment of distributions	3,338,052	37,605,069	3,642,478	43,087,038
Redeemed	(19,496,929)	(220,503,523)	(23,840,273)	(288,995,987)
Net change	(12,328,388)	$(139,345,581)	(15,877,270)	$(193,195,003)
Admin Class
Issued from the sale of shares	653,955	$7,381,089	787,529	$9,363,411
Issued in connection with the reinvestment of distributions	126,131	1,414,552	128,111	1,508,431
Redeemed	(862,132)	(9,730,973)	(1,489,367)	(17,743,200)
Net change	(82,046)	$(935,332)	(573,727)	$(6,871,358)
Class N
Issued from the sale of shares	7,722,130	$87,543,184	8,276,717	$101,606,037
Issued in connection with the reinvestment of distributions	1,802,180	20,393,987	1,841,516	21,847,127
Redeemed	(13,854,165)	(157,596,386)	(9,561,799)	(116,072,704)
Net change	(4,329,855)	$(49,659,215)	556,434	$7,380,460
Decrease from capital share transactions	(57,193,099)	$(649,160,041)	(108,639,454)	$(1,308,389,706)

	Year Ended December 31, 2023		Year Ended December 31, 2022
Investment Grade Fixed Income Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	1,513,480	$15,266,091	582,596	$6,328,414
Issued in connection with the reinvestment of distributions	783,647	7,903,454	799,752	8,493,158
Redeemed	(2,781,565)	(27,486,923)	(2,641,549)	(26,892,251)
Net change	(484,438)	$(4,317,378)	(1,259,201)	$(12,070,679)
Decrease from capital share transactions	(484,438)	$(4,317,378)	(1,259,201)	$(12,070,679)
| 64

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Loomis Sayles Funds I and Shareholders of Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund (two of the funds constituting Loomis Sayles Funds I, hereafter collectively referred to as the "Funds") as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2023, the three month period ended December 31, 2020 and for each of the two years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the three years in the period ended December 31, 2023, the three month period ended December 31, 2020 and for each of the two years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
February 22, 2024
We have served as the auditor of one or more investment companies in Natixis Investment Company Complex since at least 1995. We have not been able to determine the specific year we began serving as auditor.
65 |

2023 U.S. Tax Distribution Information to Shareholders (Unaudited)
Corporate Dividends Received Deduction. For the fiscal year ended December 31, 2023, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:
Fund	Qualifying Percentage
Bond Fund	1.93%
Investment Grade Fixed Income Fund	1.71%
Qualified Dividend Income. For the fiscal year ended December 31, 2023, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2023, complete information will be reported in conjunction with Form 1099-DIV. These percentages are noted below:
Fund	Qualifying Percentage
Bond Fund	2.76%
Investment Grade Fixed Income Fund	3.22%
| 66

Trustee and Officer Information
The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I (the "Trust"). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds' Statements of Additional Information include additional information about the Trustees of the Trust and are available by calling Loomis Sayles Funds at 800-633-3330.
Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees
Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	51 Director, Burlington Stores, Inc. (retail); Director, Rue La La (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)
Richard A. Goglia (1951)	Trustee since 2015 Chairperson of the Audit Committee	Retired	51 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as Vice President and treasurer of a defense company and experience at a financial services company)
Martin T. Meehan (1956)	Trustee since 2012 Chairperson of the Governance Committee and Contract Review Committee Member	President, University of Massachusetts	51 None
Significant experience on
the Board and on the
boards of other business
organizations; experience
as President of the
University of
Massachusetts;
government experience
(including as a member
of the U.S. House of
Representatives);
academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Chairperson of the Contract Review Committee	Retired	51 Director, Sterling Bancorp (bank)	Significant experience on the Board; financial services industry and executive experience (including role as President of global sales and marketing at a financial services company)
67 |

Trustee and Officer Information
Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees − continued
James P. Palermo (1955)	Trustee since 2016 Audit Committee Member and Governance Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); formerly, Partner, STEP Partners, LLC (private equity)	51 Director, Candidly (chemicals and biofuels)
Significant experience on
the Board; financial
services industry and
executive experience
(including roles as Chief
Executive Officer of
client management and
asset servicing for a
banking and financial
services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since 2021 Trustee since 2009 Ex Officio Member of the Audit Committee, Contract Review Committee and Governance Committee	Retired; formerly, Professor of Finance at Babson College	51 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist
Peter J. Smail (1952)	Trustee since 2009 Contract Review Committee Member	Retired	51 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as President and Chief Executive Officer for an investment adviser)
Kirk A. Sykes (1958)	Trustee since 2019 Audit Committee Member and Governance Committee Member
Managing Director of
Accordia Partners, LLC
(real estate development);
President of Primary
Corporation (real estate
development); Managing
Principal of Merrick
Capital Partners
(infrastructure finance)

51
Advisor/Risk
Management
Committee, Eastern
Bank (bank); Director,
Apartment Investment
and Management
Company (real estate
investment trust);
formerly, Director, Ares
Commercial Real Estate
Corporation (real estate
investment trust)
Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)
Cynthia L. Walker (1956)	Trustee since 2005 Audit Committee and Governance Committee Member	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	51 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)
| 68

Trustee and Officer Information
Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	51 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.
David L. Giunta[4] (1965)	Trustee since 2011 Executive Vice President of Loomis Sayles Funds I since 2008	President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	51 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.
[2]
The Trustees of the Trust serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway
Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]
Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust:  President, Chief Executive
Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]
Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust:  President and Chief Executive
Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

69 |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]
Officers of the Trusts
Matthew J. Block (1981)	Treasurer, Principal Financial and Accounting Officer	Since 2022	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Assistant Treasurer of the Fund Complex
Susan McWhan Tobin (1963)	Secretary and Chief Legal Officer	Since 2022
Executive Vice President, General Counsel and
Secretary, Natixis Advisors, LLC and Natixis
Distribution, LLC; formerly, Executive Vice President
and Chief Compliance Officer of Natixis Investment
Managers (March 2019 – May 2022) and Senior Vice
President and Head of Compliance, U.S. for Natixis
Investment Managers (July 2011 – March 2019)

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]
Each officer of the Trust serves for an indefinite term in accordance with the Trust's current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]
Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC,
Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

| 70

LOOMIS SAYLES FUNDS
Loomis Sayles Funds, a Boston-based family of mutual funds advised by Loomis, Sayles & Company, L.P., offers a range of fixed income and equity investments to fit the goals of the most demanding investor. Investment minimums and a pricing structure that includes multiple share classes make the funds suitable investments for individual investors, retirement plan participants, high net worth individuals and small institutions, including endowments and foundations.
PHONE 800-633-3330 FOR THE FOLLOWING FUND INFORMATION:
•  Net asset values, yields, distribution information, fund information and fund literature
•  Speak to a customer service representative regarding new or existing accounts
Before investing, consider the fund’s investment objectives, risks, charges, and expenses. Please visit www.loomissayles.com or call 800-633-3330 for a prospectus and a summary prospectus, if available, containing this and other information.
If you wish to communicate with the funds’ Board of Trustees, you may do so by writing to:
Natixis Advisors, LLC
888 Boylston Street, Suite 800
Boston, MA 02199-8197
The correspondence must be in writing, signed by the shareholder, including the shareholder’s name and address, and should identify the fund(s), account number, class of shares, and number of shares held in the fund(s) as of a recent date.
or by email at:
secretaryofthefunds@natixis.com
Communications regarding recommendations for Trustee candidates may not be submitted by e-mail.
Please note:  Unlike written correspondence, e-mail is not secure. Please do NOT include your account number, social security number, PIN, or any other non-public, personal information in an e-mail communication because this information may be viewed by others.

Exp. 3/1/2025
6255552.1.1
M-LSIF2A-1223

(b) Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Richard A. Goglia, Mr. James P. Palermo, Mr. Kirk A Sykes and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/22- 12/31/22	1/1/23- 12/31/23	10/1/22- 12/31/22	1/1/23- 12/31/23	10/1/22- 12/31/22	1/1/23- 12/31/23	10/1/22- 12/31/22	1/1/23- 12/31/23
Loomis Sayles Bond Fund and Loomis Sayles Investment Grade Fixed Income Fund	$109,483	$112,768	$1,220	$1,303	$17,180	$19,946	$—	$—

1.	Audit-related fees consist of:

2022 & 2023 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2022 & 2023 – review of the Registrant’s tax returns (2022 & 2023) and consulting services related to a portfolio investment (2023).

Aggregate fees billed to the Registrant for non-audit services during 2022 and 2023 were $18,400 and $21,249, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. (“Loomis Sayles”) and entities controlling, controlled by or under common control with Loomis Sayles (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/22- 12/31/22	1/1/23- 12/31/23	10/1/22- 12/31/22	1/1/23- 12/31/23	10/1/22- 12/31/22	1/1/23- 12/31/23
Control Affiliates	$—	$—	$—	$—	$50,000	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis Sayles and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/22-12/31/22	1/1/23-12/31/23
Control Affiliates	$50,000	$110,000

None of the services described above were approved pursuant to paragraph (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a)	(2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 [17 CFR 270.30a-2(a)], filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002, filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds I

By:	/s/ Kevin Charleston

Name:	Kevin Charleston
Title:	President and Chief Executive Officer
Date:	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin Charleston

Name:	Kevin Charleston
Title:	President and Chief Executive Officer
Date:	February 22, 2024

By:	/s/ Matthew Block

Name:	Matthew Block
Title:	Treasurer and Principal Financial and Accounting Officer
Date:	February 22, 2024